Exhibit 10.6

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

DEVELOPMENT AND OEM SUPPLY AGREEMENT

THIS DEVELOPMENT AND OEM SUPPLY AGREEMENT (the “Agreement”) is made and entered into by and among Dot Hill Systems Corporation, a Delaware corporation, having its principal place of business at 6305 El Camino Real, Carlsbad, CA 92009, and Dot Hill Systems B.V., a Netherlands corporation, having its principal place of business at Marssteden 94, 7547 TD Enschede, the Netherlands (hereinafter jointly “Dot Hill”); and Network Appliance, Inc., a Delaware corporation, having its principal place of business at 495 East Java Drive, Sunnyvale, CA, and Network Appliance, B.V., a Netherlands corporation, having its principal place of business at Scorpius 2, 2132 LR Hoofddorp, the Netherlands (hereinafter jointly “NetApp”).  Dot Hill and NetApp may individually be referred to as a “party” and collectively as the “parties” in this Agreement.

1.             RECITALS

WHEREAS, NetApp manufactures and sells network attached storage file server and caching appliances and related hardware, software and support products;

WHEREAS, Dot Hill manufactures and sells storage systems enclosures, and licenses storage management software;

WHEREAS, Dot Hill will design and develop for NetApp products to agreed specifications, and will manufacture prototypes and products for sale to NetApp;

WHEREAS, both parties are entering into this Agreement in which NetApp, or NetApp designated contract manufacturers, will buy products from Dot Hill and resell those products as part of NetApp’s file server appliance solutions; and

NOW, THEREFORE, in consideration of the terms and conditions herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Dot Hill and NetApp hereby agree to the following;

2.             NETAPP AUTHORIZED PURCHASERS

Subject to the other terms of this Section 2, upon written request by NetApp, Dot Hill shall use commercially reasonable efforts to negotiate and enter into an agreement with a NetApp Authorized Purchaser(s), as defined below, for the purchase of Products from Dot Hill and, upon completion of such agreement, sell

NetApp and Dot Hill Confidential

such Products to such NetApp Authorized Purchaser(s). In connection with such negotiations, Dot Hill shall extend terms and conditions to such NetApp Authorized Purchaser(s) that are substantially similar in all material respects to the then-current pricing, payment terms, delivery, rescheduling, cancellation, warranty, intellectual property indemnity, and quality provisions for an applicable Product, as such terms are set forth in this Agreement.  Dot Hill shall have the right to determine the creditworthiness of any NetApp Authorized Purchaser(s) and if Dot Hill determines that a NetApp Authorized Purchaser is not creditworthy, then Dot Hill may require such NetApp Authorized Purchaser to pay on a cash basis or through a letter of credit. NetApp shall be liable to pay only for Products ordered by and invoiced directly to NetApp and shall not be liable to pay for any Products ordered by any NetApp Authorized Purchasers.  Notwithstanding anything to the contrary, nothing in this Section 2 shall limit, restrict or prevent Dot Hill from selling on its own any Products to third parties.

3.             EXHIBITS

The following Exhibits are incorporated fully herein by reference and are made a part of this Agreement:

Exhibit A – Engineering Specifications

Exhibit B – Product Price and Bill of Materials Breakdown

Exhibit C – Statement of Work and Acceptance Criteria

Exhibit D – Initial Manufacturing Volume Forecast

Exhibit E – Dot Hill Quality Requirements

Exhibit F – Order Replenishment and Logistics Requirements

Exhibit G – NetApp Customer Support Requirements

[***]

Exhibit I  – Mutual Non-Disclosure Agreement

Exhibit J  –  Requirements Obligations

Exhibit K  – NetApp Workmanship Standards

Exhibit L  – Manufacturing Test Requirements

Exhibit M – On-Site Support Requirements

Exhibit N – List of NetApp Designated Technology

Exhibit O – List of NetApp Other Technology

Exhibit P – Business Continuance Plan

4.             TERM OF THIS AGREEMENT

The initial term of this Agreement shall begin on the date of signature by both parties hereto (the “Effective Date”) and end three (3) years immediately after NetApp’s First Customer Shipment, as defined below, of the initial Product covered under this Agreement.  The term of this Agreement will automatically renew for additional one (1)-year periods unless one party informs the other of its intent not to renew the Agreement at least [***]  All sales of Products made by Dot Hill to NetApp prior to the signing of this Agreement shall be governed by this Agreement.

5.             DEFINITIONS

For purposes of the construction and interpretation of this Agreement, the following terms shall have the following meanings:

5.1           “Affiliate” shall refer to any entity that controls, is controlled by, or under common control with a party, where control means the direct or indirect beneficial ownership of more than fifty percent (50%) of the outstanding voting interests of such entity (but only for so long as such entity meets these requirements).

5.2           “Development Units” shall mean the units purchased prior to Software Quality Assurance testing that are to be used for engineering evaluation and verification purposes at NetApp.

5.3           “Dot Hill Designated Contract Manufacturer” or “Dot Hill DCM” shall mean a third party that is authorized in writing by Dot Hill and NetApp to manufacture Products for Dot Hill.  NetApp shall not unreasonably withhold, delay or condition its approval of any request for authorization that is made by Dot Hill for an entity to become a Dot Hill Designated Contract Manufacturer. NetApp hereby expressly approves of Solectron Corporation and its affiliates as a Dot Hill Designated Contract Manufacturer.

5.4           “Dot Hill Background IPR” shall mean rights in or to any pre-existing Intellectual Property Rights that Dot Hill owns or has the right to license.

5.5           “Dot Hill Foreground IPR” shall mean any Intellectual Property Rights which are developed, conceived or reduced to practice by the employees or contractors of Dot Hill as a result of the performance of the development activities set forth in the Statement of Work to this Agreement and without any material contribution made by any employees of NetApp to such Intellectual Property Rights.

5.6           “Dot Hill IPR” shall mean collectively the Dot Hill Background IPR and the Dot Hill Foreground IPR.

5.7           “Dot Hill Technology” shall mean Technology that Dot Hill owns or has the right to license and is used by Dot Hill in the engineering, manufacture, assembly, testing, and support of Products or is reasonably necessary for NetApp to exercise second sourcing and/or manufacturing for Products.

5.8           “DVT” shall mean Design Verification Test, which is a mutually agreed program of testing by which the production design is verified to meet the Engineering Specifications.

5.9           “Engineering Specifications” shall mean drawings, prints, written descriptions, and NetApp requirements of the Product as set forth in, or referred to in, Exhibit A, which Exhibit A may be modified from time to time upon mutual written agreement of the parties to reflect additional Products to be supplied hereunder.

5.10         “Initial Purchase Period” for a Product shall have the same meaning as is ascribed to such term in Exhibit J, Requirements Obligations.

5.11         “EVT” shall mean Engineering Verification Test: a mutually agreed program of testing by which the pre-production design and included technology is verified to meet the Engineering Specifications.

5.12         “First Customer Shipment”, “First Customer Ship” or “FCS” shall mean the date on which units of Products are generally available from Dot Hill for delivery in volume by NetApp to NetApp’s customers.

5.13         “Final Product Acceptance” shall mean NetApp’s written approval of all the Development Units, and all deliverable verification reports as defined and described in Exhibit C (the Acceptance Criteria and Statement of Work), and in Exhibit A (the Engineering Specifications) on the dates as specified therein.

5.14         “Intellectual Property Rights” or “IPR” shall mean all rights worldwide in Patents, copyrights, trade secrets, Confidential Information, semiconductor topography rights (including, but not limited to, semiconductor mask works rights), but excluding rights in trademarks, service marks, trade names, service names, and Internet domain names and other similar designations.

5.15         “Jointly Developed IPR” shall mean any Intellectual Property Rights developed, conceived or reduced to practice by one or more employees of Dot Hill with one or more employees of NetApp as a result of a material contribution by one or more employees of both Dot Hill and NetApp in connection with the performance of the development activities set forth in the Statement of Work to this Agreement.

5.16         “NetApp Authorized Purchaser” shall mean a third party (i) that is expected to purchase in volume from Dot Hill Products available for sale by Dot Hill to

NetApp under this Agreement, and (ii) which has been authorized in writing by the parties to purchase such Products from Dot Hill, which authorization will not be unreasonably withheld by Dot Hill.

5.17         “NetApp Background IPR” shall mean rights in or to any pre-existing Intellectual Property Rights that NetApp owns or has the right to license.

5.18         “NetApp Designated Contract Manufacturer” or “NetApp DCM” shall mean a third party that is authorized in writing by NetApp to manufacture or develop products for NetApp. Purchases of Products by NetApp DCMs shall be governed by this Agreement only if such purchases are made for resale by NetApp DCMs to NetApp, and NetApp DCMs agrees in writing with Dot Hill that such Products are intended for resale solely to NetApp. No sale of Products by NetApp DCMs to third parties other than NetApp is authorized by this Agreement.

5.19         “NetApp Designated Technology” shall mean the items of Technology specified in Exhibit N, which includes [***], that NetApp owns or has the right to license to Dot Hill and is provided or otherwise disclosed to Dot Hill under this Agreement for use by Dot Hill or Dot Hill DCMs in the engineering, manufacture, assembly testing, and support of Products.

5.20         “NetApp Foreground IPR” shall mean any Intellectual Property Rights which are developed, conceived or reduced to practice by the employees or contractors of NetApp as a result of the performance of development activities and without any material contribution made by any employees of Dot Hill to such Intellectual Property Rights.

5.21         “NetApp IPR” shall mean collectively the NetApp Background IPR and the NetApp Foreground IPR.

5.22         “NetApp Other Technology” shall mean Technology, other than the NetApp Designated Technology, specified in Exhibit O that NetApp owns or has the right to license and is provided or otherwise disclosed to Dot Hill under this Agreement for use by Dot Hill or a Dot Hill DCM in the engineering, manufacture, assembly, testing and support of Products.

5.23         “Nonconformity” shall mean: (a) with regard to the Product, [***] (b) with regard to the Product, non-conformance with the cosmetic or workmanship specifications per [***], as set forth in Exhibit K, (c) with regard to the Product, the failure to meet the quality requirements set forth in Exhibit E, or (d) with regard to the Product, failure to meet the manufacturing test requirements as set forth in Exhibit L.

5.24         “Patents” shall mean patents, patent applications, design patents and registrations, and utility models, along with any reissues, re-examinations, continuations, continuations-in-part, divisions and renewals thereof.

5.25         “Permitted Purposes” shall mean: (i) the development of improvements to the applicable Products (the “Improvements”), (ii) the manufacture by or on behalf of NetApp of the applicable Products and Improvements solely for integration into or as additions to NetApp systems, appliances and other products; (iii) the sale, distribution, servicing and support by NetApp (and its authorized resellers, original equipment manufacturers, designated contract manufacturers and service providers) of the systems, appliances and other products containing the applicable Products or Improvements; and/or (iv) [***]

5.26         “Products” shall mean a Dot Hill component or assembly that is specified on Exhibit B, which Exhibit B may be modified in writing at any time and from time to time by mutual written agreement of the parties.

5.27         “Production Unit” shall mean a unit of Product manufactured by or for Dot Hill for NetApp or a NetApp Designated Contract Manufacturer, all for intended NetApp resale after “Final Product Acceptance” pursuant to Section 7.

5.28         “Purchase Commitment” shall mean a commitment from NetApp or a NetApp Designated Contract Manufacturer to purchase any number or no number of Products that Dot Hill agrees to supply.

5.29         “Purchase Order” shall mean a written or electronic notification of a request to purchase one or more Products at the Total Price(s) set forth in Exhibit B.

5.30         “SQA units” shall mean those units intended for use in connection with Software Quality Assurance (“SQA”): a NetApp program of testing by which the final systems testing is completed by NetApp to verify the Product meets the Engineering Specifications.

5.31         “Statement of Work” or “SOW” shall mean Exhibit C, which is incorporated by reference into this Agreement and includes but is not limited to the development activities, dates for completion, responsible party (or parties), deliverables, and information related to the Products to be developed and supplied under this Agreement, which Exhibit C may be modified at any time and from time to time upon mutual written agreement.

5.32         “Technology” shall mean any and all technical information, know how, trade secrets, data, plans, schematics, drawings, design hardcopy, computer-assisted design files, specifications, vendor lists, board layouts, test software, test scripts, quality standards, internal component test design, tooling, tooling designs, functional and system test software and documentation, process flows, and process setups and process instructions.

5.33         “Tier 1 Customer” is a business entity that (i) is involved substantially in the distribution and sale of disk storage products to third parties on a global basis or

(ii) accounts for more than [***] from the sale of storage products and services [***].  For the purpose of interpretation of this definition, a “Tier 1 Customer” includes, without limitation, the following business entities: [***].

5.34         “Total Price” shall mean the amount that Dot Hill will charge NetApp or a NetApp Designated Contract Manufacturer for each Product set forth in Exhibit B, which Exhibit B may be modified at any time and from time to time upon mutual written agreement of the parties to reflect additional Products to be supplied hereunder.

5.35         “Trigger Event” for an applicable Product shall mean:

(i)            a material breach by Dot Hill occurs if any of the provisions of this Agreement as to [***] in this Agreement, for such Product which breach

(a)           is not the result of an event of Force Majeure,

(b)           is not caused by NetApp or a NetApp DCM,

(c)           is not the result of a supply constraint for a drive or component [***]

(d)           [***]

(e)           is not cured by Dot Hill within [***] after receipt by Dot Hill of written notice thereof from NetApp, and

(f)            results in a failure by Dot Hill to deliver on or after NetApp’s FCS and within agreed lead times [***] that are compliant with the Engineering Specifications and NetApp General Workmanship Standards under a Purchase Order that is accepted and agreed to by Dot Hill [***] over a period of [***] to NetApp and NetApp DCMs, which for such purpose only demonstrated claims of such failure made within [***] of delivery will be used in determining this [***];

(ii)           Dot Hill Systems Corporation ceases to do business, and a successor-in-interest to Dot Hill Systems Corporation fails to provide maintenance support or to assume Dot Hill Systems Corporation’s obligations hereunder;

(iii)          Dot Hill Systems Corporation (a) becomes insolvent, (b) files or has filed against it a petition under applicable bankruptcy law, which is not dismissed within [***], (c) pursues any dissolution with creditors, (d) makes an assignment of its business or substantial amount of its assets for the benefit of Dot Hill System Corporation’s creditors, or (e) appoints a receiver, trustee or similar agent to take possession of the business and properties of Dot Hill Systems Corporation;

(iv)          the Expiration of Initial Purchase Period for such Product;

(v)           Dot Hill Systems Corporation enters into a binding agreement with a third party where (a) substantially all of Dot Hill Systems Corporation’s net assets or greater than fifty percent (50%) of the outstanding voting stock of Dot Hill Systems Corporation is to be acquired by a third party, or Dot Hill Systems Corporation is to be merged into another company, and (b) such third party (1) demonstrates, in writing or by action or inaction, an intention not to honor the provisions of this Agreement, or (2) is [***], and does not state in writing its intention to honor the provisions of this Agreement; or

(vi)          a material breach by Dot Hill of any material provision applicable to the supply of such Product to NetApp occurs under this Agreement and such breach is not cured by Dot Hill within a [***] period after receipt by Dot Hill of written notice thereof from NetApp provided, however, such breach does not (a) arise or result from a supply constraint for a drive or component [***] or (b) result from a [***]

6.             DELIVERABLES

6.1           Subject to the compliance by NetApp with the provisions of this Agreement, including the payment of all amounts due hereunder, Dot Hill agrees to supply to NetApp or a NetApp Designated Contract Manufacturer the following:

•              The Development Units in accordance with the quantities and dates documented in Exhibit C, and

•              The Production Units in accordance with the provisions in Exhibit D, and the quantity of Products on Purchase Orders that are received from NetApp or a NetApp Designated Contract Manufacturer and accepted by Dot Hill, for delivery in accordance with the requested delivery dates specified on such Purchase Order or pursuant to the Kanban replenishment process specified in Exhibit F.

Dot Hill shall be responsible for submitting and testing the Products that are to be supplied to NetApp under this Agreement for all regulatory certifications as established in Exhibit A and Exhibit C.

6.2           Subject to the compliance by NetApp with the provisions of this Agreement, including the payment of all amounts due hereunder, Dot Hill will provide sustaining activities agreed to by and between Dot Hill and NetApp for NetApp in the areas of the following for the Products: [***]

6.3           Dot Hill will design and test the Product to satisfy the Engineering Specifications.

6.4           Prototype Product DVT and EVT.  Dot Hill will perform EVT and DVT to the criteria set forth in Exhibit A, and shall supply test results thereof to NetApp, and such other requirements as set forth in Exhibit C (Statement of Work).

6.5           Product Forecasts.  NetApp has provided to Dot Hill an initial volume forecast for each of the Products (see Exhibit D). NetApp also agrees to provide to Dot Hill [***] rolling forecast for each of the Products. This rolling forecast, which will be updated by NetApp on a [***] basis, will be a good faith estimate by NetApp of NetApp’s future needs for each of the Products over the immediately following [***], will be non-binding, and is to be used by Dot Hill for planning purposes only.  NetApp shall issue Purchase Orders to Dot Hill for units of Products based on the then-current forecasted demand for such units that are included in the then-current NetApp forecast that Dot Hill has accepted and agreed to.  In the event that Dot Hill acts as NetApp’s agent for the purpose of placing Purchase Orders for each of the Products, Dot Hill shall ensure that all Purchase Orders which are issued on behalf of NetApp are kept consistent with the then-forecasted demand.  Purchase Commitments for each of the Products may arise only through the placement of Purchase Orders and Dot Hill’s acceptance thereof.  The [***] for the supply by Dot Hill of Products to NetApp under this Agreement are described in Exhibit F to this Agreement.  Notwithstanding anything to the contrary herein, NetApp will be liable to Dot Hill in accordance with the provisions of Sections 1.13 and 1.14 of Exhibit F to this Agreement for any [***] that is (i) [***] or (ii) [***].

7.             FINAL PRODUCT ACCEPTANCE

NetApp shall deliver a written Final Product Acceptance for a Product to Dot Hill upon completion of the SOW and Acceptance Criteria (Exhibit C).

8.             SPECIFICATION CHANGES PRIOR TO DESIGN ACCEPTANCE

Requests for changes made to the Exhibit A, or Exhibit C, (the “EC Requests”) will be analyzed by Dot Hill and if possible be accommodated within Exhibit A or Exhibit C.  If this is not possible, then Dot Hill will use reasonable efforts to advise NetApp of the necessary effect of the EC Request within [***] of receipt of such request. Such responses to NetApp’s EC Requests shall specify the reasonable effect to the development schedule as documented in Exhibit C, and any total cost required to integrate the requested changes and any Product cost changes (the “EC Response”).

Dot Hill will not proceed with the changes covered under the EC Request until NetApp Supply Chain Management has approved in writing and agreed to the changes reflected in the EC Response.  NetApp agrees to accept or reject the proposed EC Response within [***] after receipt of EC Response from Dot Hill.  If NetApp does not accept the EC Response within this [***] period, then NetApp shall be deemed to have rejected such EC Response.

If Dot Hill chooses to proceed with any change without NetApp’s written approval, there will be no charge to NetApp for the implementation of such changes, and there will be no increase to the quoted Product price to NetApp as a result of the changes made by Dot Hill.  In the event that Dot Hill does implement a change that is not approved by NetApp, then NetApp reserves the right to reject Product implemented with the unapproved change and also to require Dot Hill to rework the Product to the prior approved design at Dot Hill’s expense.  If, however, NetApp requests in writing from NetApp Supply Chain Management for a change to be implemented prior to Dot Hill’s completion of its evaluation of pricing, schedule and quality impact, then Dot Hill will undertake reasonable efforts to perform as directed and [***], unless the change is due to the failure by Dot Hill to manufacture Products in accordance with the agreed Specifications for the Product.

All change requests will be maintained by a Dot Hill program manager in a central program change log.  All changes requested to and from NetApp shall go through NetApp’s Supply Chain Management function and Dot Hill’s designated program management function.

9.             ENGINEERING CHANGE AFTER DESIGN ACCEPTANCE

9.1           Dot Hill will notify NetApp in writing (i) [***] prior to the introduction of unplanned changes to the Products which are likely to affect the form fit, or function of the Products; and (ii) at least [***] prior to the introduction of any planned change to Products which affects the form, fit, or function of the Products.  Dot Hill will also notify NetApp within [***] prior to the introduction of any authorized vendor list component change, or any major change to Dot Hill’s manufacturing processes for the Products, including, but not limited to, a change of a Dot Hill DCM, a manufacturing line move, a major change in the layout of a manufacturing line for Products, tooling or fixture changes.

9.2           Dot Hill will not proceed with such changes to the Products without agreement from NetApp unless the change is necessary to eliminate an infringement with a third party’s intellectual property rights, to cure a Nonconformity or to meet the requirements in the Agreement.

9.3           Dot Hill will evaluate and advise NetApp of the cost or manufacturing impact of any proposed changes to the Products, which shall include all cost, delivery and quality implications.  If a change causes an increase in the cost or the time required by Dot Hill for performance, then, if NetApp still wishes for such change to be made, the parties may establish promptly a reasonable adjustment to the price or delivery schedule or both.

9.4           Except as otherwise provided in Section 9.2, Dot Hill will not proceed with changes until NetApp has approved and agreed to the changes and any cost impacts in writing. NetApp’s approval of and agreement to these changes will not be unreasonably withheld, delayed or conditioned. NetApp agrees to accept or reject the proposed change within [***] after receipt of such written notice. If no response is received from NetApp on a proposed change within the [***] period, the proposed changed will be deemed rejected by NetApp. If Dot Hill does proceed with changes without written approval from NetApp Supply Chain Management, there will be no charge to NetApp for implementation of the change, and no increase to the quoted Product price.  In the event that Dot Hill does implement a change that is not approved by NetApp, then NetApp reserves the right to reject Product implemented with the unapproved change and also to require Dot Hill to rework the Product to the prior approved design [***].

9.5           If NetApp requests in writing by NetApp Supply Chain Management for a change be implemented prior to Dot Hill’s completion of its evaluation of pricing, schedule and quality impact, then Dot Hill will undertake reasonable efforts to perform as directed [***] unless the change is due to the failure by Dot Hill to manufacture Products in accordance with the agreed Specifications for the Product.

9.6           All changes will be managed through the formal Dot Hill Engineering Change process.  All changes requested to and from NetApp shall go through NetApp’s Supply Chain Management function and Dot Hill’s designated program management function.

10.          NRE EXPENSES

10.1         Each party may request the other to add or develop specific additional functionality or features for a product or to perform certain or modified quality or test requirements for the Products or create new products which involve non-recurring engineering work (collectively, “NRE”).  Any such reimbursement of NRE shall be subject to mutual agreement by the parties, which will be reflected in Exhibit H, as may be updated or modified in writing, upon mutual agreement by the parties, at any time and from time to time.

10.1.1         Should the parties agree that a party will pay the other party for such NRE, the party that intends to perform the proposed NRE will provide the other party with a quoted expense amount for such NRE.  If the parties do not reach agreement on the payment of NRE, if any, for requested engineering work, then the party quoting such NRE will have no obligation to perform such work.

10.1.2          Each party agrees that it will use commercially reasonable efforts to complete the specific engineering request agreed upon on the receipt of the other party’s advance written approval, and that the party performing such NRE will absorb any NRE expenses that it incurs [***].  However, the payment of NRE for any incremental changes to the scope of an engineering request shall be negotiated by the parties on a case-by-case basis.

10.2         The parties will meet or confer at mutually agreed dates and times to update any NRE forecasts, current attainment, cumulative attainment and exposures contained in Exhibit H.  Also, the parties will hold [***] meetings to review and, to the extent necessary, amend the NRE assumptions used in establishing the per unit rate used for allocation of any NRE expenses by Dot Hill to the Products that are to be provided by Dot Hill to NetApp under this Agreement.

10.3         [***], Dot Hill shall notify NetApp of [***], Dot Hill shall offer to [***]. For each Product that the parties agree to include in this Agreement, Dot Hill will use reasonable efforts to make available Development Units, SQA Units and Production Units of such Product to NetApp under this Agreement [***].  This obligation shall, however, not apply in any circumstance where a delay in the potential or actual achievement of such availability arises or results from any:

10.3.1          Decision made by NetApp or a NetApp DCM to not perform or delay the performance of any test, qualification, inspection, acceptance or other activities that, if performed, would have permitted Development Units, SQA Units or Production Units to be received by NetApp or a NetApp DCM within such timeframe;

10.3.2          Negligent, reckless or malicious acts or omissions by NetApp, a NetApp DCM or their respective employees, agents or subcontractors; or

10.3.3          [***]

11.          LICENSE RIGHTS, RESTRICTIONS AND OWNERSHIP

11.1         NetApp License Rights and Restrictions

(a)           Ordinary Use. Subject to the terms and conditions of this Agreement, including, but not limited to, the payment by NetApp of all amounts due for Products and services provided to NetApp under this Agreement, Dot Hill hereby grants, on behalf of itself and its Affiliates, to NetApp a worldwide, perpetual, non-transferable (except as permitted under Section 19 (“Assignment”), non-sublicensable, nonexclusive right and license under the Dot Hill IPR to: (i) use internally, reproduce, modify and prepare derivative works of the Dot Hill Technology solely for the purpose of the development of Products, enhancements thereto and follow-on products; and (ii) use internally, sell, offer to sell, import, export and other dispose of those specific units of Products that are purchased by NetApp from Dot Hill under this Agreement.

(b)           Manufacturing Rights. Subject to the terms and conditions of this Agreement, for each Product Dot Hill hereby grants, on behalf of itself and its Affiliates, to NetApp:

(i)            [***], a worldwide, revocable in accordance with Section 11.1(c), non-transferable (except as permitted under Section 19 (“Assignment”)), royalty-free, perpetual, nonexclusive right and license, without the right to sublicense (except as set forth in Section 11.1(d)): (A) [***] to qualify [***] the manufacture of Products on a non-commercial basis; and (B) under the Patents of Dot Hill to use internally and make [***] such Product for the purpose of qualification activities; and

(ii)           upon the occurrence of a Trigger Event relating to such Product,  a worldwide, perpetual, revocable in accordance with Section 11.1(c), non-transferable (except as permitted under Section 19 (“Assignment”)), royalty-free, nonexclusive right and license, without the right to sublicense (except as set forth in Section 11.1(d)): (A) [***] to perform the Permitted Purposes for such Product; and (B) under the Patents of Dot Hill to use, make, sell, offer to sell import, export and otherwise dispose of such Product.

(c)           Certain Rights of Revocation.  Each party acknowledges and agrees that the license rights granted to NetApp in Section 11.1(b) above may be revoked immediately by Dot Hill, upon written notice to NetApp, in the event of the occurrence of any of the following events: (1) during the Initial Purchase Period NetApp does not acquire from Dot Hill all of NetApp’s requirements for Products; (2) despite Dot Hill’s compliance with the product availability, quality, cost and support requirements for the Products as set forth in this Agreement, [***] set forth in Sections 4 and 5 of Exhibit J; (3) despite the satisfactory performance by Dot Hill of all of its material obligations under this Agreement, NetApp does not provide an opportunity to Dot Hill to (i) [***], and (ii) [***], including, without limitation, the ability to [***]; or (4) this Agreement is terminated by Dot Hill in accordance with its terms due a material breach thereof by NetApp.

(d)           Sublicense Rights.  The rights granted in Section 11.1(b) above may be sublicensed by NetApp to (i) NetApp DCMs solely to make and develop Products for sale to NetApp and (ii) its Affiliates.  Prior to the granting by NetApp of such sublicense rights to NetApp DCMs or its Affiliates, NetApp shall obtain the written agreement of NetApp DCMs or its Affiliates, as applicable, to hold in confidence all Dot Hill Technology NetApp may provide and, in the case of a grant of sublicense rights to NetApp DCMs, for NetApp DCMs to use such Dot Hill Technology solely to make or develop Products for sale to NetApp. Except as is otherwise set forth in this Section 11.1(d), the license rights granted by Dot Hill in this Agreement may not be sublicensed by NetApp to any other third parties without the prior written approval from an authorized representative of Dot Hill.

(e)           License Restrictions.  NetApp acknowledges and agrees that (i) the Dot Hill Technology is confidential to Dot Hill; (ii) NetApp shall not disclose to any third party, other than NetApp DCMs or parties authorized in writing by Dot Hill, the Dot Hill Technology; and (iii) NetApp shall have no rights to use any Dot Hill Technology, except as expressly provided for in this Agreement.

11.2         Dot Hill License Rights and Restrictions

(a)           NetApp Designated Technology.  NetApp hereby grants, on behalf of itself and its Affiliates, to Dot Hill a worldwide, perpetual, non-transferable (except as permitted under Section 19 (“Assignment”)), nonexclusive, royalty-free right and license, without the right to sublicense (except as set forth in Section 11.2(c)), under the NetApp IPR to use, reproduce, modify, [***] and distribute, directly or indirectly, the NetApp Designated Technology only to develop and make Products for sale and delivery by Dot Hill pursuant to this Agreement to NetApp,  NetApp DCMs and/or NetApp Authorized Purchasers.

(b)           NetApp Other Technology. NetApp hereby grants, on behalf of itself and its Affiliates, to Dot Hill a worldwide, perpetual, non-transferable (except as otherwise permitted under Section 19 (“Assignment”)), nonexclusive, royalty-free (except as otherwise provided in Exhibit O) right and license, without the right to sublicense (except as set forth in Section 11.2(c)): (i) under the NetApp IPR to use, reproduce, modify, [***] and distribute, directly or indirectly, the NetApp Other Technology (but specifically excluding NetApp Designated Technology) to develop and make Products; and (ii) under the Patents of NetApp to use, make, sell, offer to sell, import, export and otherwise dispose of Products.  Royalties, if any, due from Dot Hill, the payment terms applicable thereto and any terms for revocation with respect to the use by Dot Hill, in accordance with the provisions of Section 11, of any items of NetApp Other Technology shall be set forth in Exhibit O.

(c)           Sublicense Rights.  The rights granted in Sections 11.2(a) and 11.2(b) above may be sublicensed by Dot Hill to (i) Dot Hill DCMs to make Products for Dot Hill and (ii) its Affiliates.  Prior to the granting by Dot Hill of such sublicense rights to Dot Hill DCMs or its Affiliates, Dot Hill shall obtain the written agreement of Dot Hill DCMs or its Affiliates, as applicable to hold in confidence all NetApp Designated Technology and NetApp Other Technology that Dot Hill may provide and, in the case of a grant of sublicense rights to Dot Hill DCMs, for Dot Hill DCMs to use such NetApp Designated Technology and NetApp Other Technology solely to make Products for sale to Dot Hill.  Except as is otherwise set forth in this Section 11.2(c), the license rights granted by NetApp in this Agreement may not be sublicensed by Dot Hill to any other third parties without the prior written approval from an authorized representative of NetApp.

(d)           License Restrictions. Dot Hill acknowledges and agrees that (i) the NetApp Designated Technology and NetApp Other Technology are confidential to NetApp; (ii) Dot Hill shall not disclose to any third party, other than Dot Hill DCMs or parties authorized in writing by NetApp, the NetApp Designated Technology or NetApp Other Technology; and (iii) Dot Hill shall have no rights to use any NetApp Designated Technology or NetApp Other Technology, except as expressly provided for in this Agreement.

11.3         No Other Rights Granted.  Except as expressly set forth above in this Section 11, neither party shall be deemed to grant to the other party, either directly or by implication, estoppel or otherwise, any license rights under any Intellectual Property Rights that a party may own or possess.

11.4         Future Desired License Rights.  If NetApp desires for a NetApp DCM to make for and sell to parties other than NetApp any of the Products, then Dot Hill and NetApp agree to negotiate in good faith the provisions, including any royalties or fees, applicable to the potential grant of any additional license rights under the Dot Hill IPR or Dot Hill Technology that may be necessary to address such circumstance.  Also, if Dot Hill decides to revoke NetApp’s license rights pursuant to Section 11.1(c) above and NetApp desires to continue to make use of the Dot Hill IPR or Dot Hill Technology to manufacture, or have a NetApp DCM manufacture for NetApp, the applicable Products, then Dot Hill and NetApp agree to negotiate in good faith [***] in accordance with the license rights previously granted by Dot Hill to manufacture such Products. [***]

11.5         Intellectual Property Ownership Rights

(a)           Background IPR.  As between NetApp and Dot Hill: (i) NetApp and its licensors shall retain title to and all ownership rights and interests in and to the NetApp Background IPR, and (ii) Dot Hill and its licensors shall retain title to and all ownership rights and interests in and to the Dot Hill Background IPR.

(b)           Foreground IPR.  As between NetApp and Dot Hill: (i) NetApp shall own all NetApp Foreground IPR, subject to the underlying ownership rights and interests of Dot Hill in and to any Dot Hill Background IPR; and (ii) Dot Hill shall own all Dot Hill Foreground IPR, subject to the underlying ownership rights and interests of NetApp in and to any NetApp Background IPR.

(c)           Jointly Developed IPR.  As between NetApp and Dot Hill, each party shall jointly own any Jointly Developed IPR subject to the underlying ownership rights and interests of (i) NetApp in and to any NetApp

Background IPR and NetApp Foreground IPR, and (ii) Dot Hill in and to any Dot Hill Background IPR and Dot Hill Foreground IPR.  Notwithstanding the foregoing, the authorized representatives of both of the parties may mutually agree during the term of this Agreement that certain item(s) of Jointly Developed IPR should be owned exclusively by one of the parties.  If the authorized representatives of the parties so agree, then the parties will enter into and execute a written assignment covering the transfer of such item(s) of Jointly Developed IPR to NetApp or Dot Hill, as applicable, subject, however, to the condition that such item(s) will become NetApp Designated Technology, NetApp Other Technology or Dot Hill Technology, as the authorized representatives of the parties shall so designate in such written assignment, and covered under the license grants and restrictions applicable thereto in Section 11 of this Agreement.

(d)           No Duty to Account.  For Jointly Developed IPR, neither party will have a duty to account to the other party, or to pay any share of any revenue or compensation earned or received, with respect to its use or exploitation; provided, however, if such Jointly Developed IPR contains Background IPR or Foreground IPR of the other party, then the party desiring to use or exploit such Jointly Developed IPR will not be able to do so unless and until it has received appropriate rights from the other party under such Background IPR or Foreground IPR to permit such use or exploitation.

11.6         [***].  In the event that a Trigger Event, other than the expiration of the Initial Purchase Period, occurs and a Dot Hill DCM becomes a NetApp DCM in order to make Products for supply to NetApp, then any manufacture or other production of such Products may, at NetApp’s option, [***] provided, however, that: (i) this right may be exercised by NetApp for a period of [***] following the date of such Trigger Event [***]; and (ii) NetApp shall be entitled to [***] [***] that NetApp would have been [***] under this Agreement, based on the application of the [***] Exhibit F and determined as if NetApp had elected to purchase such Products from Dot Hill, instead of from a Dot Hill DCM.  Upon the occurrence of a Trigger Event due to the expiration of Initial Purchase Period, notwithstanding anything to the contrary herein, NetApp acknowledges and agrees that it shall have no right [***].

12.          PRODUCT PRICING

12.1         The initial Total Price and costed Bill-Of-Materials (“BOM”) for each of the Products that may be purchased by NetApp or a NetApp Designated Contract Manufacturer from Dot Hill under this Agreement is included in Exhibit B.  The Total Price for each of the Products and the high-level BOM for each of the Products will be provided by Dot Hill and jointly reviewed [***] after the Final Product Acceptance. Dot Hill shall provide complete, accurate and detailed bills-of-materials in the form and format as set forth in Exhibit B as may be updated from time to time.  Product prices shall not be changed unless mutually agreed to by the parties.  If the Total Price for a Product is changed, Exhibit B shall be updated to reflect the new Total Price for such Product.

12.2        The Total Price for each Product is set forth in Exhibit B along with full-costed BOM breakdowns. To the extent not prevented by confidentiality restrictions, these BOM breakdowns will disclose [***], Dot Hill will provide (i) [***], and (ii) [***].  Dot Hill will work with NetApp throughout the life of the Products on cost reductions with the desire to aggressively drive down costs while maintaining the quality of the Products.

12.3        While this Agreement is in effect, Dot Hill will provide NetApp with [***] and the other applicable terms and conditions in this Agreement.  If, at any time during the term of this Agreement, Dot Hill [***], Dot Hill shall immediately [***]. In the event that Dot Hill does not [***], then Dot Hill shall [***].

12.4        Each party agrees to participate in ongoing [***] cost reduction activities for the Product. All changes will be documented and updated in accordance with the provisions of Exhibit B, which may be updated at any time and from time to time by the parties upon mutual agreement.  [***] to a Product that Dot Hill has agreed to undertake and provide to NetApp after the Effective Date, as described in Exhibit B and/or Exhibit H, Dot Hill will [***]. Any then-existing units of Product for which such cost reductions have not been implemented will be [***] provided, however, that Dot Hill has used reasonable efforts to [***].  Dot Hill shall [***] which are included in units of a Product sold to NetApp and/or a NetApp DCM under this Agreement [***].

13.          ESCROW

13.1         Establishment of Escrow:  As of the beginning of NetApp’s FCS of each Product, and for the duration of each Product’s mutually agreed upon manufacturing life, Dot Hill agrees to place one complete copy of Dot Hill Technology into escrow with an escrow agent acceptable to both parties for the benefit of NetApp pursuant to a mutually agreed upon escrow agreement. Dot Hill and NetApp will work in good faith to establish such mutually agreed escrow agreement with such escrow agent prior to NetApp’s FCS for each applicable Product.  In accordance with the provisions of Section 13.4.1, Dot Hill agrees to update the Dot Hill Technology for each Product, and keep such Dot Hill Technology that has been deposited current during the term of the escrow agreement. The escrow agreement shall provide that no earlier than (i) [***] before the date on which the Initial Purchase Period is anticipated to end for a Product, or (ii) the date on which any other Trigger Event occurs for such Product, whichever occurs first, the escrow agent shall release the Dot Hill Technology to NetApp for such Product.  Dot Hill Technology to be placed into escrow for each of the applicable Products will include [***]

13.2        Dot Hill Authorizations

As of the beginning of NetApp’s FCS of each Product, and for the duration of each Product’s mutually agreed upon manufacturing life, Dot Hill shall deposit into the established escrow account the following written authorizations:

(a)           for NetApp to use Dot Hill’s suppliers and Dot Hill DCMs to provide components and services for the Products to NetApp and NetApp DCMs, and

(b)           to Dot Hill DCMs to allow NetApp and NetApp DCMs to [***].

The authorizations shall contain conditions that (i) [***], (ii) [***] written agreements entered into by NetApp or NetApp DCMs with such suppliers and/or Dot Hill DCMs, and (iii) Dot Hill will have no obligation, liability or responsibility to any such suppliers and/or Dot Hill DCMs for [***] NetApp or NetApp DCMs in connection with the manufacture of Products.

13.3         Improvements made by the employees or contractors of NetApp or a NetApp Designated Contract Manufacturer, while using Dot Hill Technology pursuant to Section 11 and Section 13, do not require use of the process for Engineering Changes set forth in Sections 8, 9, and 10 of this Agreement. All other improvements made by the employees or contractors of NetApp or a NetApp Designated Contract Manufacturer, outside of the process during which, or before, Dot Hill Technology is released from escrow pursuant to Section 13 and licensed for use pursuant to Section 11, and all improvements made by Dot Hill in connection with the Products to be supplied hereunder at any time during the term of this Agreement shall require the use of the process for Engineering Changes set forth in Sections 8, 9, and 10 of this Agreement. Any resulting Intellectual Property Rights shall be owned as set forth in Section 11 of this Agreement.  Dot Hill’s cooperation with respect to processing these Engineering Changes shall not be unreasonably withheld.

13.4         Updates, Format and Completeness

13.4.1      Dot Hill shall deposit updates into escrow, in accordance with the following sentence, either quarterly or upon ECO changes that affect (i) form, fit or function, (ii) supplier source for components and/or (ii) process changes, whenever any such changes occur.  Dot Hill shall deposit updates into escrow or, if a Trigger Event has occurred, provide such updates directly to NetApp, for (1) [***] following the expiration or earlier termination of this Agreement, for any reason, or (2) at least as long after the expiration or earlier termination of this Agreement as NetApp has support and warranty obligations to its end users, whichever period is shorter.  Dot Hill will provide to NetApp a summary of all changes which are submitted into the escrow account on a [***] In the event that no updates are made within the quarter, Dot Hill shall affirmatively notify NetApp [***].

13.4.2      Computer readable data included in Dot Hill Technology is, as of the Effective Date of this Agreement, being utilized by Dot Hill as follows:

[***]

Dot Hill shall notify NetApp within a reasonable period of time, but [***] of any changes to the configurations above which could affect NetApp’s ability to utilize in a manner intended the Dot Hill Technology.

13.4.3      Dot Hill warrants that the Dot Hill Technology that it places into escrow shall be and continue to be current, accurate and sufficiently complete so as to enable the manufacture by NetApp or a NetApp Designated Contract Manufacturer of Products for NetApp in compliance with the specifications and quality standards contained in this Agreement.

13.5         [***].  Dot Hill agrees to provide NetApp with [***] for the purpose of performance of [***].  Unless otherwise agreed, NetApp’s use of such items [***].  Also, if NetApp desires for Dot Hill to perform any [***].

13.6         Confidential Nature of Dot Hill Technology.  NetApp acknowledges and agrees that the Dot Hill Technology is Confidential Information belonging to Dot Hill.  Prior to NetApp’s provision of any such Dot Hill Technology to a NetApp DCM or any other third party, NetApp will enter into a written agreement that requires such NetApp DCM or other third party to treat such Dot Hill Technology as Confidential Information of Dot Hill and in a manner consistent with the confidentiality obligations of NetApp in the Non-Disclosure Agreement contained in Exhibit I hereto.  NetApp shall, however, not disclose any Dot Hill Technology to any third party, without obtaining the prior written approval of an authorized representative of Dot Hill, unless: (i) such disclosure is made for the purpose of either: (a) enabling a third party to work with a NetApp DCM to have such NetApp DCM make Product for sale to NetApp, (b) permitting NetApp to establish a business relationship with a third party whereby such third party will acquire from NetApp a NetApp storage solution which contains Products sold by NetApp, or (c) permitting a third party to develop for NetApp enhancements to or derivative Products; and (ii) such third party has a strict need to know such Dot Hill Technology in order to perform its obligations associated with or related to such purpose.  This obligation shall not prevent or restrict NetApp’s right to use the Dot Hill Technology in a manner that is consistent with the license rights granted by Dot Hill and related restrictions in Section 11 of this Agreement.

13.7         [***] escrow account that is contemplated under this Section 13.

14.          PAYMENT TERMS

All invoices to NetApp and a NetApp Designated Contract Manufacturer shall be due and payable within [***] from the date of invoice, and shall be [***]  NetApp’s payment advice shall reference Dot Hill’s invoice number(s) and date(s).  NetApp payments will be considered timely by Dot Hill if mailed within [***] from the date of invoice.  Upon [***] prior written notice to NetApp, Dot Hill reserves the right to [***] Dot Hill prior to delivery of Products.  [***] location set forth in Exhibit F.  All amounts due hereunder (including, without limitation, any [***]) shall be paid by NetApp or a NetApp Designated Contract Manufacturer to Dot Hill in U.S. dollars.

Dot Hill will work in good faith with NetApp [***] at a future date to be determined.

15.          RIGHTS TO ACCESS AND OTHER MATTERS

15.1         [***], Dot Hill will allow NetApp Operations and Technical Teams full access to audit, qualify and continue to interact throughout the life of the Product with Dot Hill [***] within reason and with reasonable notice prior to onsite audits. Dot Hill will also use commercially reasonable efforts to close actions raised if any concerns [***] are raised by NetApp. NetApp will inform Dot Hill of any intention to [***]; Dot Hill will facilitate NetApp inquiries into [***].  These rights to access and audit [***] Dot Hill shall extend to auditing compliance with applicable ROHS, WEEE, and other environmental regulations that apply to the manufacture of the Products.

15.2         During the term of this Agreement before and during which NetApp is acquiring Products from Dot Hill, Dot Hill will make available to NetApp (i) during normal business hours, Pacific Standard Time (excluding weekends and holidays) and, (ii) during extended NetApp hours, as required, at the beginning and end of a NetApp fiscal quarter, the services of an individual to perform the Buyer/Planner responsibilities for the Products, and an individual to perform Dot Hill SQE responsibilities for the Products, as such responsibilities are described in Exhibit M.  These individuals will be located at NetApp’s facility in Sunnyvale, California. NetApp will make available to these individuals, at no charge, access to work space, a desk, a telephone and other equipment to enable these individuals to perform their assigned responsibilities.

16.          PRODUCT ORDERING AND DELIVERY

16.1         This Agreement sets forth the terms and conditions under which NetApp shall order the Products and shall replace and supersede, in their entirety, all of the printed Purchase Order terms and conditions appearing on NetApp’s Purchase Order or Dot Hill’s acknowledgement or related forms, or any other form of NetApp or Dot Hill, and any other conditions which may be submitted at any time by either company, unless mutually agreed by both parties in writing.

16.2         Terms of the order and fulfillment process and obligations of the parties for delivery and return of Products are documented in Exhibit F (Order Replenishment and Logistics Requirements).

17.          TITLE

Title to hardware included in Products will pass to NetApp when such Products [***]. Dot Hill reserves a purchase money security interest in all such Products, which will be extinguished upon payment in full of amounts due for such Products.  All risk of loss or damage to the Product will pass to NetApp [***].

18.          CONFIDENTIALITY

Attached hereto as Exhibit I is a Mutual Non-Disclosure Agreement between the parties which shall govern all confidentiality obligations (including obligations regarding information non-disclosure and use) applicable hereunder to the parties with respect to the subject matter of this Agreement.  Notwithstanding the foregoing, each party shall hold in confidence and not disclose to any third parties, without first obtaining the prior written consent of the other party, the terms and conditions of this Agreement, including, without limitation, the pricing for Products contained in Exhibit B and other non-public information related to actual and potential activities occurring under this Agreement; provided, however, that each party may, without obtaining the other party’s written consent, disclose terms and conditions of this Agreement and other non-public information related to actual and potential activities occurring under this Agreement (i) as required by law, statute or regulation, or any court or other governmental body, (ii) in confidence to legal counsel of a party, (iii) in confidence to a the accountants, banks and financing sources of a party, and its advisors, (iv) to the extent necessary to enforce a party’s rights under this Agreement, and (v) in confidence in connection with an actual or proposed merger, acquisition or other similar transaction.  In connection with any filing of this Agreement with the Securities and Exchange Commission or other regulatory body pursuant to the provisions in Subsection 18(i) above, the parties will work together and in good faith to request promptly, and in a manner consistent with a party’s then-existing filing obligations to permit such filing to occur on a timely basis, confidential treatment for appropriate sections of this Agreement that qualify for such confidential treatment.

19.          ASSIGNMENT

Neither party shall assign any of its rights nor delegate any of its obligations under this Agreement to any other persons or firm without the prior written consent of the other party.  Notwithstanding the foregoing, a party hereto may assign this Agreement, upon written notice to the other party, to a successor-in-interest of all or a majority of its outstanding stock or voting securities or to a purchaser of all or substantially all of its assets.  Any attempted assignment or delegation in violation of the foregoing shall be null and void.  The benefits of this

Agreement shall inure upon the each party’s respective permitted assigns and successors.

20.          TERMINATION RIGHTS

20.1         Termination of this Agreement for any reason shall not affect the rights and obligations of the parties accrued through, up to, or prior to the effective date of termination except as expressly set forth herein.

20.2         The parties agree that all reasons for termination set forth in Section 20.3 constitute just cause for termination.

20.3         Each party will have the right to terminate this Agreement in the event the other party breaches any provision of this Agreement and fails to correct the breach within [***] of receiving written notice of such a breach. In the event the breach is not cured, this Agreement will terminate on the date specified in a separate notice of termination.

20.4         Each party shall have the right to terminate this Agreement at any time after the first [***] from the Effective Date, without cause, on the giving of [***] prior written notice. Except for breach under Section 20.3, neither party shall be responsible to the other for any costs or damages resulting from the termination or non-renewal of this Agreement.

21.          APPLICABLE LAW, ESCALATION AND ARBITRATION

21.1         This Agreement shall be governed by the laws of the State of California, except with respect to its conflict of laws provisions that would result in the application of the laws of a different state. The parties specifically disclaim the applicability of the United Nations Convention on the International Sale of Goods.

21.2         The parties agree that any material dispute between the parties relating to this Agreement will be escalated to a panel of two (2) senior executives, one each from Dot Hill and NetApp.  Either party may initiate this proceeding by notifying the other party pursuant to the notice provisions of this Agreement.  Within [***] from the date of receipt of the notice, the parties’ executives shall confer (via telephone or in person) in an effort to resolve such dispute. In the event the executives are unable to resolve such dispute within [***] after the submission to them, then, upon the written request of a party, such dispute may be settled by means of arbitration as provided below.  Each party’s executives shall be identified by written notice to the other party, and may be changed at any time by written notice pursuant to the notice provisions of this Agreement.

21.3         Any dispute between the parties named in this Agreement that is not resolved by escalation shall be settled by arbitration under the then-current rules of the Judicial Arbitration and Mediation Services (“JAMS”), including the right of either party to conduct discovery in accordance with the laws of the State of California.  The site for any arbitration proceeding shall be Santa Clara County, California.  The parties shall agree and select a single arbitrator. The arbitrator so chosen shall be knowledgeable in the field of computer hardware and software, and in the field of commercial law. The decisions of the arbitrator shall be deemed final, without appeal: provided however, that either party may seek judicial resolution of any issue involving such party’s Intellectual Property Rights or Technology, and such judicial resolution shall take precedence over any decision of the arbitrators. All questions of law shall be decided in accordance with the laws of the State of California. In the event that one party breaches any of its obligations under this Agreement, in addition to all other remedies provided in this Agreement, the prevailing party shall be entitled to all costs and expenses of enforcement reasonably incurred as a result of said breach, including arbitration costs, court costs and reasonable attorney’s fees.

22.          LIMITED LIABILITY

22.1         STRICT LIABILITY INDEMNITY

Each party agrees to indemnify the other harmless from and against all costs and liabilities, including reasonable attorney’s fees, which such party may be required to pay to the extent arising out of bodily injuries to third persons or physical damage to tangible personal property that is caused by the gross negligence, recklessness or willful misconduct of such party, its agents or employees.

22.2         LIMITATION OF REMEDY

EXCEPT FOR DOT HILL’S INDEMNITY LIABILITIES UNDER SECTION 24.1 AND ANY BREACHES BY DOT HILL OF CONFIDENTIALITY PROVISIONS IN THE MUTUAL NON-DISCLOSURE AGREEMENT INCORPORATED BY REFERENCE INTO THIS AGREEMENT, ANY LIABILITY OF DOT HILL RESULTING FROM ANY PRODUCTS SOLD OR SERVICES PROVIDED BY DOT HILL PURSUANT TO THIS AGREEMENT SHALL BE LIMITED SOLELY TO THE REMEDIES SET FORTH IN THE WARRANTY PROVISIONS OF THIS AGREEMENT.  IN NO EVENT SHALL DOT HILL BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS BY NETAPP, NETAPP’S CUSTOMERS, OR ANY OTHER OWNER OR USER OF THE PRODUCTS OR ANY SERVICES, OR FOR LOST PROFITS OR LOSS OF ANY DATA. EXCEPT WITH RESPECT TO DOT HILL’S INDEMNITY LIABILITIES UNDER SECTION 24.1 OR ANY BREACHES BY DOT HILL OF CONFIDENTIALITY PROVISIONS IN THE MUTUAL NON-DISCLOSURE AGREEMENT INCORPORATED BY REFERENCE INTO THIS AGREEMENT, DOT HILL’S MAXIMUM LIABILITY UNDER THIS AGREEMENT, HOWEVER ARISING, SHALL IN NO EVENT EXCEED [***] PERIOD PRECEDING THE EVENT THAT CAUSED THE DAMAGE AND WHICH CAUSED THE LIABILITY TO OCCUR.  IN NO EVENT

SHALL THIS AGREEMENT BE CONSTRUED SO AS TO REDUCE THE PROPRIETARY RIGHTS OF DOT HILL.

22.3         LIMITATION OF DAMAGES

EXCEPT FOR ANY FAILURE TO COMPLY WITH THE PROPRIETARY OR LICENSE RIGHTS PROVISIONS IN THIS AGREEMENT, THE REQUIREMENTS PROVISIONS WHICH APPLY TO THE PURCHASE BY NETAPP OF PRODUCTS IN THIS AGREEMENT, OR ANY CONFIDENTIALITY PROVISIONS IN THE MUTUAL NON-DISCLOSURE AGREEMENT INCORPORATED BY REFERENCE INTO THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INJURY OR DAMAGE TO BUSINESS, PROFITS, REVENUES OR GOODWILL OF ANY PARTY OR FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, EXEMPLARY OR INCIDENTAL DAMAGES, HOWEVER CAUSED, AND WHETHER FOR BREACH OF WARRANTY, BREACH OF CONTRACT, REPUDIATION OF CONTRACT, TERMINATION, NEGLIGENCE, OR OTHERWISE, EVEN IF A PARTY SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

22.4         ESSENTIAL PURPOSE

THE PARTIES ACKNOWLEDGE AND AGREE THAT THE AMOUNTS PAYABLE UNDER THIS AGREEMENT HAVE BEEN ESTABLISHED BASED UPON THE LIABILITY LIMITATIONS ESTABLISHED ABOVE, AND FURTHER AGREE THAT THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OR OF ANY LIMITED REMEDY.

23.          WARRANTIES

23.1         Dot Hill warrants to NetApp that all hardware Products that NetApp and NetApp DCMs purchase from Dot Hill under this Agreement shall for a period of [***] from the date of their delivery by Dot Hill to NetApp or a NetApp Designated Contract Manufacturer (the “Warranty Period”),: (i) be free in all material respects from any defects in materials as defined in Exhibit E and workmanship as defined in Exhibit K, (ii) conform in all material respects to the Engineering Specifications in Exhibit A, and (iii) comply with all applicable laws relating to the restriction on the use of hazardous substances in electrical and electronic equipment (“ROHS”) in connection with the manufacture by or for Dot Hill of such Products, and collection, treatment, recycling and disposal of waste electrical and electronic equipment (“WEEE”) in connection with any disposal activities conducted by Dot Hill for such Products.  Notwithstanding the foregoing, the Warranty Period for any replacement Products that are provided by Dot Hill under this warranty shall be no longer than the remaining Warranty Period for the original replaced Products [***]. The foregoing warranty shall include parts and labor for the Products, [***].  If a Product provided by Dot Hill to NetApp under this Agreement (a) fails to conform to this warranty during the Warranty

Period, (b) is subject to repair or replacement in accordance with the foregoing warranty, and (c) is returned to Dot Hill within the Warranty Period, then Dot Hill will use reasonable efforts to, at Dot Hill’s option, repair or replace such Product to resolve the reported non-conformance in warranty within the applicable period established in Exhibit F, or, [***] to NetApp under this Agreement.  Notwithstanding anything to the contrary in this Agreement, any re-invoicing by Dot Hill for a Product provided by Dot Hill in connection with its warranty responsibilities herein shall be at the same amount as the corresponding credit set forth in the immediately preceding sentence.  Any replacement Product provided by Dot Hill to NetApp in exchange for a Product provided by NetApp to Dot Hill pursuant to these warranty provisions shall be new if provided back to Dot Hill as new or as “Dead on Arrival”, and refurbished or new, at Dot Hill’s discretion, if provided back to Dot Hill as used.  For purpose of interpretation of the immediately preceding sentence, the term “new” shall mean title has not transferred from NetApp to a third party. NetApp or a NetApp Designated Contract Manufacturer shall provide prompt written notification to Dot Hill of all failures of any Products to conform to warranty promptly after NetApp has been notified of the occurrence of such failures.  Any Product that is returned during the Warranty Period to Dot Hill pursuant to this warranty (1) [***] in a mutually agreed format, contains sufficient information to permit Dot Hill to understand the warranty non-conformance and includes a Dot Hill Return Materials Authorization (“RMA”) number, and (2) shall be delivered, [***], to Dot Hill’s nearest repair or distribution location Dot Hill’s warranty obligations hereunder shall be contingent upon the fulfillment of each of the foregoing obligations. In no event shall Dot Hill’s warranty obligations under this Agreement extend to any Products that NetApp has not purchased for intended delivery to a third party customer, for demonstration or evaluation purposes, or for internal production use within NetApp. Upon written request by NetApp and to the extent applicable to those activities undertaken by Dot Hill in connection with the manufacture or disposal of Products, Dot Hill shall provide to NetApp all applicable ROHS, WEEE and other environmental regulation compliance certifications for the Products sold by Dot Hill to NetApp under this Agreement.

23.2         This warranty is contingent upon proper use of Products in NetApp’s systems, and does not cover any Products: (i) that are altered or modified without Dot Hill’s written approval; (ii) that are subjected by NetApp or NetApp’s customer to unusual physical or electrical stress; (iii) that are the subject of misuse, negligence, accident or abuse; (iv) that are used or maintained in a manner other than as required by NetApp’s customer documentation for Products; (v) for which serial numbers or other markings have been altered, removed or rendered illegible; or (vi) which do not qualify for warranty coverage under any warranty that NetApp provides to a customer for the Products.

23.3         EXCEPT AS SET FORTH IN SECTION 23.1 ABOVE, DOT HILL DISCLAIMS AND EXCLUDES ALL WARRANTIES FOR THE PRODUCTS.  IF DOT HILL HAS RECEIVED A WARRANTY FROM A THIRD PARTY VENDOR FOR

COMPONENTS INCLUDED IN PRODUCT, DOT HILL SHALL PASS ANY SUCH WARRANTY THROUGH TO NETAPP TO THE EXTENT DOT HILL IS PERMITTED TO DO SO BY LAW AND BY CONTRACT. HOWEVER, THE COMPONENTS CONTAINED IN OR DISTRIBUTED FOR USE IN THE PRODUCTS OR OTHERWISE PROVIDED ARE WITHOUT WARRANTY AND “AS IS”.  ALSO, EXCEPT AS IS OTHERWISE EXPLICITLY PROVIDED IN THIS AGREEMENT, THE GRANT BY A PARTY OF ANY RIGHTS UNDER ANY DOT HILL IPR, DOT HILL TECHNOLOGY, NETAPP IPR AND NETAPP TECHNOLOGY IS MADE WITHOUT WARRANTY AND ON AN “AS IS” BASIS.

23.4         DOT HILL’S OBLIGATIONS AS SET FORTH ABOVE SHALL BE NETAPP’S SOLE AND EXCLUSIVE REMEDY FOR DOT HILL’S BREACH OF THE WARRANTIES SET FORTH ABOVE.  DOT HILL MAKES NO OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AND HEREBY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS, IN CONNECTION WITH ANY PRODUCTS SOLD OR SERVICES PROVIDED BY DOT HILL UNDER THIS AGREEMENT, EVEN IF THESE REMEDIES FAIL OF THEIR ESSENTIAL PURPOSE.

23.5         Each party represents and warrants to the other that it has the full and complete right and power to enter into and fully perform this Agreement and, to the knowledge of its counsel and executive officers as of the Effective Date, to grant the rights and licenses contained in this Agreement.

23.6         Ultra-Hazardous Use.  NetApp shall not use or sell any Products for use in operation of nuclear facilities, in aircraft navigation, in aircraft communication, in aircraft flight control, in aircraft air traffic control systems, in weapons devices or systems, or in other devices or systems in which a malfunction of the Products (including, without limitation, software related delay or failure) would result in foreseeable risk of injury or death to the operator of the device or system, or to others.

24.          INDEMNIFICATION

24.1         Dot Hill Indemnity.   Subject to the terms, conditions and limitations set forth below, Dot Hill, at its own expense, shall indemnify, hold harmless, defend, or at its option settle, NetApp or the NetApp Designated Contract Manufacturer from and against any third party claim, suit or proceeding brought against NetApp or the NetApp Designated Contract Manufacturer to the extent based upon any of the following “Dot Hill Infringement Claims”:

(a)           the misappropriation by Dot Hill or a Dot Hill Designated Contract Manufacturer of any trade secret recognized as such under Uniform Trade Secret Acts in the U.S. pertaining to the Products,

(b)           the infringement of any Dot Hill trademark applied to or associated with the Products, or

(c)           the infringement of any United States or foreign patent or copyright by any of the following:

(i)            a method or process used in the manufacture of the Product as existing upon transfer of Manufacturing Rights after the Initial Purchase Period,

(ii)           a method or process used by Dot Hill or the Dot Hill DCM in the manufacture of the Product, or

(iii)          the Product, unless such infringement is based on an embodiment in the Product of NetApp’s Background Intellectual Property, NetApp Derivative IP or NetApp IP covered by the patent or copyright.

The foregoing Dot Hill indemnification obligations are conditioned upon the following: (i) upon receipt of notice of any such claim, suit or proceeding, the indemnified party shall immediately inform Dot Hill in writing of the claim, suit or proceeding, and give Dot Hill sole and complete authority to proceed as contemplated above, and, at Dot Hill’s expense, shall give Dot Hill proper and full information and assistance to evaluate, settle and/or defend any such Dot Hill Infringement Claims.  Dot Hill shall not be liable for any costs or expenses incurred without its prior written authorization.   The indemnifying party shall not enter into any settlement of the claim, suit or proceeding that entails any obligation or non-indemnified cost or expenses on the part of Dot Hill without obtaining the prior written authorization of Dot Hill.

Dot Hill shall use commercially reasonable efforts to obtain intellectual property indemnification from its suppliers, including the Dot Hill Designated Contract Manufacturer, at least with respect to components used in the Products.

24.2         Certain Remedies.              Following notice of any actual or threatened Infringement Claim, Dot Hill may, at Dot Hill’s option and sole discretion, either procure for NetApp the right to continue to use and sell the infringing Products or replace the Products to make them non-infringing without impairing their functionality.

24.3         Limitation of Liability.  Notwithstanding anything to the contrary, Dot Hill shall assume no liability for any:

24.3.1         infringement of patent claims covering completed equipment of any assembly, circuit, combination, method or process in which any of the Products may be used only as a component part, or solely on account of use of any Products in combination with any other hardware, software or firmware; or

24.3.2         claim of trademark infringement involving any marking or branding of a party other than Dot Hill or involving any marking or branding applied at the request of NetApp; or

24.3.3         modification of the Products, or any part thereof, unless such modification was made by Dot Hill other than pursuant to any directions or specifications provided or given by NetApp.

24.4         Exclusive Remedy. THE FOREGOING IS THE ENTIRE OBLIGATION OF DOT HILL, AND THE SOLE AND EXCLUSIVE REMEDY OF NETAPP AND ITS DESIGNATED CONTRACT MANUFACTURER WITH RESPECT TO ANY ACTUAL OR THREATENED DOT HILL INFRINGEMENT CLAIMS.

24.5         NetApp Indemnity.  Subject to the terms, conditions and limitations set forth below, NetApp, at its own expense, shall indemnify, hold harmless, defend, or at its option settle, Dot Hill and the Dot Hill Designated Contract Manufacturer from and against any third party claim, suit or proceeding brought against Dot Hill or the Dot Hill Designated Contract Manufacturer to the extent based upon any of the following “NetApp Infringement Claims”:

(a)           the misappropriation by NetApp or its Designated Contract Manufacturer of any trade secret recognized as such under Uniform Trade Secret Acts in the United States pertaining to the Product, or

(b)           the infringement of any NetApp trademark or other trademark that NetApp directs Dot Hill to apply or associate with the Products, or

(c)           the infringement of any United States or foreign patent or copyright by the Product, but only to the extent the claim is based on an embodiment in the Product of NetApp’s Background Intellectual Property, NetApp Derivative IP or NetApp IP infringing the patent or copyright.

The foregoing NetApp indemnification obligations are conditioned upon the following: (i) upon receipt of notice of any such claim, suit or proceeding, the indemnified party shall immediately inform NetApp in writing of the claim, suit or proceeding, and give NetApp sole and complete authority to proceed as contemplated above, and, at NetApp’s expense, shall give NetApp proper and full information and assistance to evaluate, settle and/or defend any such NetApp Infringement Claims.  NetApp shall not be liable for any costs or expenses incurred without its prior written authorization.  The indemnifying party shall not enter any settlement of the claim, suit or proceeding that entails any obligation or non-indemnified cost or expenses on the part of NetApp without obtaining the prior written authorization of NetApp.

24.6         Exclusive remedy. THE FOREGOING IS THE ENTIRE OBLIGATION OF NETAPP, AND THE SOLE AND EXCLUSIVE REMEDY OF DOT HILL AND THE DOT HILL DESIGNATED CONTRACT MANUFACTURER, WITH RESPECT TO ANY ACTUAL OR THREATENED NETAPP INFRINGEMENT CLAIMS.

25.          SEVERABILITY AND WAIVER

25.1         If any provision of this Agreement shall be found to be invalid, illegal or unenforceable, then, the parties will negotiate a replacement for such provision which will be consistent with the original intent of the parties, but will be valid, legal and enforceable in all respects.  If this is not possible, then notwithstanding the same, this Agreement shall remain in full force and effect, and such provision shall be deemed stricken to the extent if the provisions of this Agreement can be maintained in a manner consistent with the parties’ original intent and the original purpose of the agreement.

25.2         Any and all waivers of this Agreement must be in writing and signed by an authorized representative of the party to whom such waiver is sought.  The failure of either party to enforce, at any time or for any period, any provision of this Agreement shall not be deemed or construed to be a waiver of the provision or of the right to subsequent enforcement of that or any other provision.

26.          FORCE MAJEURE

Neither party shall be liable by reason of any failure or delay in performance of obligations on account of strikes, riots, fires, explosions, acts of God, war, terrorism, governmental action, or any other cause which is beyond the reasonable control of the party except for payment for delivered Product.  In the event that the reason for such delay is greater than [***], the non-affected party shall have the right to terminate the agreement with no further obligation to the other party.

27.          COMPLIANCE WITH LAW AND REGULATIONS

27.1         Export Controls.  Export of Products, Confidential Information, and related technical data and software is subject to compliance with the United States Export Administration Act of 1979 and the Export Administration Amendment Act of 1985, and the Export Administration Regulations adopted and administered by the United States Department of Commerce (collectively, “Export Controls”).  To the extent required under such Export Controls, the parties agree to obtain and to inform customers of the obligation to obtain a validated or general license, as the case may be prior to any such export and to identify the to other, as appropriate, the name and location of the customer.  The parties understand that certain Products are to be qualified under certain agreed governmental standards.  In order for the parties to maintain their qualification under such governmental standards for such Products and any products for which the Products are to be incorporated therein, certain requirements may need to be met, including, but not necessarily limited to, reporting and documentation requirements and inventory, handling and traceability control requirements.  Each party agrees to take steps to comply with all such agreed governmental standards as and to the extent set forth in Exhibit E or Exhibit K.

27.1.1         NetApp represents that, as of the Effective Date, the actual office address of the principal place of business of Network Appliance, Inc. is: 495 East Java Drive, Sunnyvale, CA 94089. Dot Hill represents that, as of the Effective Date, the actual office address of the principal place of business of Dot Hill Systems Corporation is:  6305 El Camino Real, Carlsbad, CA 92009.

27.1.2         Each party understands its obligations to report all matters relating to any potential violation of the United States Foreign Corrupt Practices Act encountered in any performance under this Agreement to the other, according to the notice provisions of this Agreement.

27.1.3         Each party understands that shipments of Products (including without limit any repair/replacement Products) to Sudan, Syria, Cuba, Iran, North Korea, and Yugoslavia (Montenegro & Serbia) are prohibited or substantially restricted and that this prohibition may change from time to time and will be reviewed frequently by each party at http://www.ustreas.gov/ofac.

27.1.4         Each party understands that shipments of Products (including, without limitation, any repair/replacement Products) to certain organizations in India, Pakistan, Russia, and Peoples Republic of China are prohibited or substantially restricted and that this prohibition may change from time to time and will be reviewed frequently by each party at http://www.gpo.gov/bxa  (See part 744).

27.1.5         Each party understands that shipments of Products (including without limit any repair/replacement Products) to certain organizations or individuals listed in the Table of Denial Orders (“TDO”) are prohibited or substantially restricted and that this prohibition may change from time to time and will be reviewed frequently by each party at http://www.bxa.doc.gov/DPL/2_denial.htm).

27.1.6         Each party understands that shipments of Products (including without limit any repair/replacement Products) may be subject to certain record keeping requirements, including without limit those record keeping requirements outlined at http://www.bxa.doc.gov/PDF/Admin3.pdf.

27.1.7         Each party understands its obligations to report all matters relating to any potential violation of the United States Anti-Boycott Law encountered in any performance under this Agreement to the other, according to the notice provisions of this Agreement.

27.1.8          Upon written request by NetApp and to the extent applicable to those activities undertaken by Dot Hill in connection with the manufacture or disposal of Products, Dot Hill will provide to NetApp a certificate of compliance which certifies Dot Hill’s compliance with applicable ROHS and WEEE laws and regulations for the Products that are to be sold by Dot Hill to NetApp under this Agreement.

27.2         Foreign Corrupt Practices Act.  The parties are subject to the laws and regulations of the United States relating to the Foreign Corrupt Practices Act (“FCPA”).  Neither party shall pay any money, gift or any other thing of value to any person for the purpose of influencing any official governmental action or decision affecting this Agreement or with the intention of obtaining or maintaining any business related to this Agreement, while knowing or having reason to know that any portion of such money, gift or thing will, directly or indirectly, be given, offered therefore to:

27.2.1         An employee, officer or other person acting in an official capacity for any government or its instrumentalities to influence any such official governmental action or decision; or

27.2.2         Any political party, party official or candidate for political office to influence any such official governmental action or decision.

Further, each party shall maintain books, records, and systems of accounting and control adequate to insure that assets and operations are accounted for and that the business of each party under this Agreement is carried out according to the directions of their respective executive officers.

27.3         Assurances and Compliance.  Each party shall provide the other with the assurances and official documents that        may periodically be requested to verify, where applicable, its compliance with the Export Controls, FCPA, ROHS, WEEE, or other environmental laws and regulations.  To the extent applicable to the activities to be conducted by a party under this Agreement, actions by a party which violate the Export Controls, FCPA, ROHS, WEEE, or other environmental laws and regulations shall be deemed to be material breaches of this Agreement and may result in civil or criminal penalties.

28.          NOTICES

Any notice to be given under this Agreement by NetApp or Dot Hill shall be in writing and sent by registered or certified, return requested, mail to the address for Dot Hill Systems Corporation or Network Appliance, Inc., respectively, set forth in the introductory paragraph to this Agreement or to such other address as Network Appliance, Inc. or Dot Hill Systems Corporation may later designate for NetApp or Dot Hill, respectively, by written notice in accordance with this Section 28.

28.1         For NetApp, the notice shall be directed to the Vice President of Supply Chain Management and the General Counsel of Network Appliance, Inc.

28.2         For Dot Hill, the notice shall be directed to the Senior Vice President, Worldwide Sales and Marketing and the Chief Financial Officer of Dot Hill Systems Corporation.

Notice shall be deemed given five (5) days after being sent as prescribed above.

29.          ENTIRE AGREEMENT AND AMENDMENT

This Agreement, together with the Exhibits listed in Section 3 above, constitute the entire agreement between the parties with respect to its subject matter and supersedes and replaces all prior agreements, memoranda of understanding, letters of intent and/or other communications, whether in written or verbal form, between the parties as to the subject matter herein. The terms and conditions of this Agreement shall supersede and replace the terms and conditions of all agreements, memoranda of understanding, letters of intent and/or other communications, whether in written or verbal form, between the parties which have been executed or otherwise entered into on or prior to the Effective Date and which relate to the subject matter contained herein.  This Agreement may be changed only by mutual agreement between the parties expressed in writing.  All conditions, warranties or other terms implied by statute or common law are hereby excluded to the fullest extent permitted by law.

30.          SURVIVAL

The provisions of this Agreement regarding (i) License Rights, Restrictions and Ownership, (ii) Escrow, (iii) Payment Terms (i.e., first paragraph), (iv) Confidentiality, (v) Assignment, (vi) Limited Liability, (vii) Warranty, (viii) Indemnification, (ix) Severability and Waiver, (x) Force Majeure, (xi) Applicable Law, Escalation and Arbitration, (xii) Survival, (xii) Entire Agreement, (xiii) No Solicitation, (xiv) Freedom of Independent Development, (xv) Order of Precedent (xvi) Headings and (xvii) Advice of Legal Counsel will survive the expiration or earlier termination of this Agreement.

31.          NO SOLICITATION

While this Agreement is in effect and for a period of [***] thereafter, each party agrees not to solicit for employment, either directly or indirectly through any third party, any employees or independent contractors of the other party which are directly involved in any marketing, sales, support, development, manufacturing or engineering activities with respect to the Products, without obtaining the written consent for such solicitation from the other party.  However, the parties acknowledge and agree that this provision shall not apply to any: (i) job postings, help wanted listings or other general employment advertisements which are issued by a party and are not targeted directly to specific employees or independent contractors of the other party for the Products, or (ii) initiation of employment by an individual with the other party, where such other party can reasonably show that this initiation of employment has not been encouraged or induced by it.

32.          FREEDOM OF INDEPENDENT DEVELOPMENT

Each party understands that the other party develops and acquires technology for its own products, and that existing or planned technology independently developed or acquired by it, without access to the other party’s technology, may contain ideas and concepts similar to those contained in the Products. The parties, therefore, agree that[***] this Agreement shall not preclude either party from developing and acquiring such technology.

33.          ORDER OF PRECEDENCE

In the event of any conflict or inconsistency between the base provisions in this Agreement and those of any exhibit to this Agreement, the base provisions in this Agreement shall govern and prevail over such conflicting or inconsistent provisions in such exhibit to this Agreement in order to address and resolve such conflict or inconsistency to the extent that such order of precedence is not overridden by any subsequent mutually agreed amendment expressly stating so.

34.          HEADINGS

Each party acknowledges and agrees that heading and subheadings used in this Agreement, including any exhibits hereto, have been inserted for the purpose of convenience in referring to provisions of this Agreement and, therefore, they shall not be used to interpret or construe any of the provisions of this Agreement.

35.          ADVICE OF LEGAL COUNSEL

Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice regarding its legal rights from legal counsel and that the provisions of this Agreement shall not be construed against either party by virtue of its drafting or preparation by such party.

36.           COUNTERPARTS AND FACSIMILE TRANSMISSION

This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.  Each party acknowledges and agrees that such executed counterparts may be delivered by a party to the other party through the use of facsimile transmission.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement through their duly authorized representatives to become effective on the date on which the last signatory below has signed this Agreement:

Signed for and on behalf of Network Appliance Inc.:

By:	/s/ Michael W. Wais

Name: Michael W. Wais

Title: VP Supply Chain Management

Date: July 26, 2005

Signed for and on behalf of Network Appliance B.V.:

By:	/s/ Patrick Linehan

Name: Patrick Linehan

Title: Senior Vice President and General Manager

Date: July 26, 2005

Signed for and on behalf of Dot Hill Systems Corporation:

By:	/s/ Dana W. Kammersgard

Name: Dana W. Kammersgard

Title: President

Date: July 26, 2005

Signed for and on behalf of Dot Hill Systems B.V.:

By:	/s/ Preston Romm

Name: Preston Romm

Title: CFO

Date: July 26, 2005

Exhibit
A	[***] Specification

1. DESCRIPTION

[***]  Components of the shelf include:

[***]

2. SPECIFICATIONS

The complete specification for the [***] is formed by the sum total of a series of specifications.  These specifications are comprised of the following documents.  Listed are the current revisions of the specifications as of the Effective Date of the Agreement.

[***]

Exhibit B

Product Price and Bill of Materials Breakdown

1.             If there is a slip to any date or deliverable for a Product documented in the SOW and Acceptance Criteria, each party will use reasonable efforts to promptly notify the other of any issues relating thereto within [***] after the date on which such party becomes aware thereof.  Upon this notification, the parties will confer to discuss a course of action in order to try to recover and attempt to achieve the delivery of the SQA units or pilot units for a Product in accordance with the date or deliverable described in the SOW for such Product. With respect to delivery of the SQA units and pilot units, as defined in the SOW and Acceptance Criteria, for a Product Dot Hill will use its best efforts to deliver, and NetApp will use its best efforts to enable Dot Hill to deliver, such units in order for NetApp to attempt to achieve its time-to-market goal for such Product.

In the event that Dot Hill does not deliver the Development Units, SQA units, the pilot units, and all deliverable verification reports as defined and established in Exhibit C, and in the Engineering Specifications, for a Product due to causes which are entirely within the reasonable control of Dot Hill or a Dot Hill DCM, then NetApp reserves the right in its sole discretion to:

(a)           Renegotiate in good faith with Dot Hill any applicable portion of the Agreement for such Product; or

(b)           Require Dot Hill to [***], as reflected herein, in a manner such that the applicable [***]. Furthermore, the same formula for [***] shall also apply to such Product in the event that NetApp’s FCS for such Product is [***].

2.             In the event that NetApp: [***], then Dot Hill reserves the right in its sole discretion to:

(a)           [***]; or

(b)           In the event that NetApp’s FCS for such Product is delayed due to any of the foregoing causes, [***], as reflected herein, so that they are [***] from NetApp’s FCS caused by any of the foregoing causes.

Notwithstanding the foregoing, this Section shall not apply to a Product for which the parties are able to accelerate the development and/or test schedule for such Product so that it meets its originally agreed NetApp FCS date.

[***] STATEMENT OF WORK (SOW)

DELIVER TO NETAPP A PRODUCT,

[***]

1

Date	Revision #	Explanation of Changes	Approved by:
6/2/2005	0.1	[***]	[***]
6/6/05	0.2	[***]	[***]
6/27		[***]	[***]
6/29	0.3	[***]	[***]
6/30	0.4	[***]	[***]
7/8	0.5	[***]	[***]
7/15	0.6	[***]	[***]

2

[***]

3

1.     Project Definition and Scope

1.1.         Scope of the Statement of Work

The SOW is intended to define the working relationship and deliverables between Dot Hill and NetApp from initiation of product definition, through product development and verification, until NetApp achieves product First Customer Ship (FCS).

The design Specifications have been defined in the Engineering Specifications (Exhibit A), collectively referred to as the “Spec”, jointly developed by Dot Hill and NetApp.  Any product definition changes made will be reflected in these documents.

Dot Hill will design and implement to the requirements as defined in the Spec.

Notwithstanding anything to the contrary in this Agreement, including this exhibit, all target dates in this exhibit represent a good faith estimate by the parties of potential completion of certain tasks as of the Effective Date, and are tentative and preliminary and, therefore, subject to change.  Under no circumstances shall Dot Hill be in breach of this Agreement, including the provisions of this exhibit, or liable for any damages to NetApp based upon any failure by Dot Hill to meet any target date set forth herein if: (i) Dot Hill has exercised reasonable efforts to attempt to meet such target date; or (ii) such failure to meet such target date arises or results from any (a) NetApp act or omission, (b) failure by NetApp to fulfill on a timely basis any dependent obligation to Dot Hill, or (c) failure by the parties to agree upon new or modified NetApp requirements for the Products, despite the parties attempt to do so.

1.2.         Names and Acronyms

Acronym	Name	Description
DMT	Design Maturity Testing
	[***]	[***]
DVT	Design Validation Testing
ECO	Engineering Change Order
EVT	Engineering Validation Test
FCS	First Customer Shipment	[***]
FFT	Features & Functionality Testing	[***]
FRU	Field Replaceable Unit
NetApp, NT	NetApp
P0	Prototype level 0	[***]
P1	Prototype level 1	[***] [***] [***]
P2	Prototype level 2	[***] [***] [***]
Pilot	Pre-production pilot unit	[***] [***] [***]
RCA	Root Cause Analysis
RRT	Regression and Reliability Testing (of Software)
RTS	Ready To Ship	[***]
SOW	Statement of Work
Spec		[***]

4

1.3.         NetApp Product Objectives

NetApp product objectives are to deliver to market a [***].

Dot Hill is to design and deliver the [***] in compliance with the Spec, this SOW, and all other contract exhibits and attachments in the [***] contract.

2.     High Level Schedule

2.1.         Key Milestones

Key milestones and deliverables are to be documented by Dot Hill within a Project Schedule that is maintained by Dot Hill.

5

Phase	Date	Contents	Method
[***]	[***]	[***]	[***]

6

3.     Program Responsibilities

3.1.         Dot Hill Development Responsibilities

Item	Dot Hill Responsibility
[***]	[***]

3.2.         NetApp Development Responsibilities

Item	NetApp Responsibility
[***]	[***]

4.     Deliverables

4.1.         Deliverables by milestone

Contract Level Milestone	Owner	Target Date		Deliverables		Acceptance Criteria	Notes
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.2.         System Deliverables

4.2.1.       Systems to be delivered by Dot Hill

The following systems will be delivered by Dot Hill, based upon purchase orders from NetApp.

Systems	System Description	Qty Required — NetApp
[***]	[***]	[***]

7

4.3.         Firmware Deliverables

The following table lists the major firmware functions, responsibilities, and the firmware release in which the functions are implemented.

		Release number
Firmware Function	Owner	1	2	3	4	5	6

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

5.     Major Testing Requirements

Testing during engineering development has two major phases:

Engineering Validation Testing

Design Validation Testing

Detailed test plans will be jointly developed by Dot Hill and NetApp before the initiation of testing.  The general scope and purposes of the test phases are:

5.1.         Engineering Validation Testing (EVT)

The purpose of EVT is to thoroughly test and measure the prototypes compliance with the Spec for individual subcomponents, measuring and validating the internal operation of the product.  Items include but are not limited to:

Quality of electrical design, including signal integrity measurement

Operation over specified temperature, voltage, and vibration limits

Internal temperature measurements.

Initial testing for compliance and regulatory requirements

A detailed EVT Plan will be jointly developed and agreed upon by Dot Hill and NetApp.

5.2.         Design Validation Testing (DVT)

DVT has multiple purposes:

Large quantity testing

Interoperability testing

Compliance and regulatory validation testing

A detailed DVT Plan will be jointly developed and agreed upon by Dot Hill and NetApp.  [***].

8

EXHIBIT D

Initial Manufacturing Volume Forecast

[***]

Exhibit E

Dot Hill Quality Requirements

1.             Definitions:

1.1           “Epidemic Failure” shall mean, with respect to a Product that is delivered by Dot Hill to NetApp under the Agreement, the occurrence of any of the following actual or potential failures to the extent that they (i) occur after NetApp’s FCS, (ii) can be shown to be identical and reproducible based on the occurrence of the same or substantially similar cause in the same series of such Product, (iii) impair in any material respect the use of such Product, (iv) are the result of a defect in materials or workmanship occurring no later than [***] following the delivery by Dot Hill of such Product to NetApp, and (v) are equal to or in excess of [***] of the total number of units of such Product obtained from any production lot or delivered to NetApp during any [***] period:

•      A non-conformance of the Product to the Bill of Material (“BOM”);

•      A non-conformance to Engineering Specifications in Exhibit A, including but not limited to a mechanical and electrical non-conformance.

•      Defects in material and workmanship, including but not limited to defects in mechanical assembly and parts thereof; and/or

•      The non-operation of the Product, including but not limited to mechanical and electrical non-operation.

Notwithstanding the foregoing, any failure that arises or results from [***], shall be excluded from the definition of Epidemic Failure.  For avoidance of doubt, [***] shall be included within the definition of an Epidemic Failure.

1.2           “Failure” shall mean, with respect to a Product that is delivered by Dot Hill to NetApp under the Agreement, the occurrence of any of the following failures to the extent that they (i) occur after delivery to NetApp of SQA units and (ii) are the result of a defect in materials or workmanship occurring no later than [***] following the delivery by Dot Hill of such Product to NetApp:

•      A non-conformance of the Product to the Bill of Material (“BOM”);

•      A non-conformance to Engineering Specifications in Exhibit A, including but not limited to a mechanical and electrical non-conformance.

•      A defect in material and workmanship, including but not limited to defects in mechanical assembly and parts;

•      The non-operation of the Product, including but not limited to mechanical and electrical non-operation; or

•      A cosmetic or workmanship non-conformance of a Product to those requirements that Dot Hill has agreed to perform for such Product as set forth in Exhibit K.

1.3           “Failure Analysis” or “FA” - Investigation of field Failures by means of diagnostic testing within a standardized test environment that is performed by Dot Hill or its service providers. Test results will identify the [***] assignable cause of a component’s failure where applicable.

1.4           “Root Cause Analysis” or “RCA” - Consists of Failure Analysis as described above followed by a thorough investigation by Dot Hill’s Engineering and/or Dot Hill’s suppliers to diagnose failures to the appropriate component level.

1.5           “Defective Parts Per Million” or “DPPM” - shall be the basis for determining factory integration issues.  DPPM is the first pass Failure rate seen by NetApp at integration.  Test sample size will be defined in individual sections below. This is one metric that will be used by NetApp to rate the performance of Dot Hill.

[***]

1.6           “On-Going Reliability Test” or “ORT” - shall be a test that is conducted in Dot Hill’s or a Dot Hill DCM’s factory for the purpose of monitoring Product reliability.

1.7           “Out Of Control” shall mean a condition when any of the following exist with respect to Dot Hill or a Dot Hill Designated Contract Manufacturer:

•      DPPM exceeds the level set forth in Section 4 of this Exhibit E.

•      Dot Hill’s cumulative yield decreases below the level set forth in Section 4 of this Exhibit E.

•      ORT failures exceed a predetermined level that has been agreed between the parties.

1.8           “Stop Ship Order” – shall mean a process by which NetApp stops a released Product or other item from being shipped from Dot Hill or a Dot Hill DCM to NetApp or any NetApp DCM.

1.9           “Dead On Arrival” or “DOA” - shall mean, for purposes of this Exhibit E, a Failure of a Product which occurs within [***] after delivery by Dot Hill to NetApp, NetApp DCM or a NetApp Authorized Purchaser.

1.10         “Pareto” shall mean a histogram sorted from highest frequency of occurrence to lowest frequency of occurrence.

1.11         [***]

1.12         “Key Component Level” — A list of certain components included in a Product, which list is to be agreed upon by NetApp and Dot Hill.  This list will define those critical sub-assemblies and components for which backward component traceability requirements apply.  This list will include only those sub-assemblies and critical devices mutually and jointly agreed to in writing by Engineering and Operations technical teams of the parties.

2.             Test Procedures.  The Products are subject to certain mutually agreed inspection test procedures by NetApp, NetApp DCMs and/or NetApp Authorized Service Providers.  If a unit of Product has a Failure as determined by such mutually agreed inspection test criteria, then NetApp shall notify Dot Hill of such Failure, the parties will promptly discuss remedial actions to resolve any such Failure, and such Product may be returned by NetApp, NetApp DCMs and/or NetApp Authorized Services Providers to Dot Hill pursuant to the agreed DOA or warranty provisions, as applicable, for such Product.

3.             Inspection rights.  [***], Dot Hill will allow NetApp to perform vendor qualifications and/or on-site source inspections at Dot Hill[***].  NetApp shall provide reasonable advance written notice of its desire to perform an inspection, with at least [***] prior notice for routine visits and with at least [***] notice for Dot Hill Out of Control or Stop Ship Order situations.  If an inspection or test is made on Dot Hill’s premises[***], Dot Hill shall provide [***], NetApp with reasonable access and assistance at no additional charge.

4.             Product and Process Quality Requirements.  Manufacturing and quality processes will be implemented at Dot Hill and Dot Hill’s suppliers with the goal to produce Products that meet NetApp’s zero defect quality requirements.

If the minimum acceptable quality level defined in the table below is not met in NetApp or a NetApp DCM’s line due to causes within the reasonable control of Dot Hill and which are not otherwise attributable to NetApp, then a service fee of [***] will be levied on Dot Hill for each affected defective Product returned to Dot Hill during the period that such quality level is not met.  [***]

Dot Hill will require that its Dot Hill DCM meet the minimum acceptable quality levels in the table below in the manufacturing process of the Dot Hill DCM for the Products sold by Dot Hill under this Agreement.

DPPM Table	First [***] units beginning with delivery of NetApp Pilot units	Thereafter
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

•      Dot Hill and Dot Hill’s suppliers must be ISO 9001 certified and all manufacturing locations for the Product and its components must be identified and specified to NetApp.

•      The Products and its components shall be manufactured in a clean environment with Electro Static Discharge (“ESD”), temperature and humidity controls.

•      Processes for defect reduction and continuous improvement for the Products to be supplied by Dot Hill to NetApp must be established and implemented at Dot Hill and Dot Hill’s Suppliers.

•      The Products must have backward component traceability from the finished Product supplied by Dot Hill to NetApp for Key Component Levels.

•      All operators of a Dot Hill DCM must be fully trained for their responsible processes.

•      Dot Hill shall pass all mutually agreed upon New Product Introduction (“NPI”) qualification steps of Failure Mode Effect Analysis (“FMEA”), Engineering Verification Test (“EVT”), Design Verification Test (“DVT”), Highly Accelerated Life Testing (“HALT”), Pilot, Design Maturity Test (“DMT”), Design For Manufacturing (“DFM”) and Design For Test (“DFT”) before going into mass production.

•      Dot Hill shall perform industry standard operations such as Environmental Stress Screen (“ESS”), Highly Accelerated Stress Screen (“HASS”) and ORT to ensure a high quality Product.

•      All exposed PCBA surfaces must be protected from handling damage in a mutually agreed manner.

•      Dot Hill shall provide onsite Supplier Quality Engineering support to NetApp, as described in Exhibit M.

NetApp will have the right to reject those Products that constitute a Failure.  Dot Hill and NetApp will discuss any opportunities to improve DPPM levels and will mutually agree on any corrective actions.

5.             Out of Control.  If an Out of Control condition occurs, NetApp reserves the right to require Dot Hill to implement corrective actions which include, without limitation, a Stop Ship Order or agreed additional manufacturing processes, screens, tests, and/or burn-in processes, at Dot Hill’s expense.

6.             Stop Ship process

•      NetApp will communicate a Stop Ship Order to Dot Hill in writing or by email.

•      At NetApp’s discretion, NetApp or a NetApp DCM may chose to return any affected Product in transit or in its inventory which contains a Failure .

•      Affected Product containing a Failure in inventory at Dot Hill will not be delivered by Dot Hill to NetApp or a NetApp DCM unless the Stop Ship Order is rescinded.

•      Dot Hill will provide serial numbers of systems that are anticipated to be affected by the potential non-conformance mode.

•      Dot Hill will provide urgent root cause analysis of the non-conformance in accordance with the provisions of Section 10 of this exhibit.

•      Dot Hill will provide a Stop Ship Order release plan within [***] of Stop Ship Order being communicated to Dot Hill.  The release plan will propose a potential process to attempt to fix the non-conformance of any affected Product and the resumption of shipments of the affected Products.  The release plan will attempt to resume shipment of the Product within an agreed number of days after the submission and acceptance by Network Appliance of such plan.

7.             Intentionally left blank.

8.             Intentionally left blank.

9.             Epidemic Failures. In the event of a suspected Epidemic Failure, NetApp shall promptly notify Dot Hill, and shall provide the following information, if known and as may then exist: a description of the defect, and the suspected lot numbers, serial numbers or other identifiers, and delivery dates to NetApp of the affected defective Products.  NetApp shall deliver or make available to Dot Hill samples of the defective or potentially defective Products for testing and analysis.

Within [***] of receipt of written notice from NetApp, Dot Hill shall provide its preliminary findings to NetApp regarding the potential cause of the Epidemic Failure.  Thereafter, Dot Hill shall perform RCA in accordance with Section 10 and provide the results of its RCA to NetApp, together with Dot Hill’s proposed plan for the identification of and the repair and/or replacement of the affected Products and such other reasonable and appropriate information.

The parties shall cooperate and work together to expeditiously devise and implement a mutually acceptable corrective action program which is commercially reasonable under the circumstances and minimizes disruption to the end users and NetApp’s direct and indirect distribution channels (the “Corrective Action Program”).  The Corrective Action Program shall identify all costs related to the Epidemic Failure including material costs, labor costs (and associated housing and travel costs), freight costs, equipment costs and screen costs.

For any such Epidemic Failure which occurs in the Products, Dot Hill shall be responsible for the following costs, expenses and liabilities under the Corrective Action Program incurred within NetApp’s service and distribution chain, including end user locations: [***].

10.          Field Returned Failure Analysis and Root Cause Analysis Turnaround Times.  NetApp will assign a level of urgency to each failure analysis / root cause analysis request as “routine” or “urgent”.

In a “routine” request for FA Dot Hill shall make commercially reasonable efforts to provide Failure Analysis for returned material within [***].  In a “routine” request for RCA Dot Hill shall make commercially reasonable efforts to provide RCA for returned material within [***].

In an “urgent” request for FA Dot Hill shall use best efforts to provide Failure Analysis for returned material within [***].  In an “urgent” request for RCA Dot Hill shall use best efforts to provide RCA for returned material within [***].

A corrective action request (“CAR”) issued to Dot Hill must be fully addressed and returned to NetApp by due date indicated in the CAR.  Depending on the situation, if either party finds any difficulty in such target lead-time, NetApp and Dot Hill may discuss in good faith a mutually agreeable alternative schedule on a case-by-case basis.

During the term of the warranty for a Product, Dot Hill at its expense shall perform RCA for each such Product that NetApp submits.  After this warranty period, NetApp may request RCA of any discovered defects for such Product, and Dot Hill shall perform the requested RCA and charge for time and materials for such RCA activities that are requested by NetApp.

11.          Quality Metrics.  Dot Hill will provide NetApp with quality metrics [***] about Dot Hill and Dot Hill’s suppliers.  Metrics will include, but are not limited to:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

ORT testing metrics shall be provided [***] and shall include, but are not limited to:

[***]

[***]

[***]

[***]

[***]

12.          Component and Process Traceability.  Serial numbers of key components which are included on the list of the Key Component Level must be available from Dot Hill or a Dot Hill DCM, upon written request from NetApp, in order to conduct any potential field recall by NetApp of the Products or for other purposes.  Upon written request by NetApp and the provision by NetApp of all necessary information, serial number data of affected key components on the Key Component Level list, and the successful completion of key manufacturing processes for the Products that are documented below in Section 14, will be provided by Dot Hill to NetApp within [***] after the date of any such NetApp request.  For Printed Circuit Board Assemblies (“PCBA’s”), this will include visual Quality Assurance (“QA”), PCBA cleaning/wash, ICT results, and FVT results.  The Product shall have backward component traceability from the finished product for components on the Key Component Level list.

13.          ORT.  Dot Hill will perform ORT testing of the Product on an ongoing basis and provide data as required in the Quality Metrics Section 11 of this Exhibit E.  The parties shall meet and confer to develop agreed test procedures and sample sizes for ORT.  Any changes to the agreed ORT plan are subject to mutual agreement by the parties and may involve changes to the NRE covering such ORT plan.

14.          Quality Plan.  Dot Hill shall complete and adhere to the following quality plan:

•              During the development phase of the Product, Dot Hill shall establish the following:

•      Supplier qualifications,

•      Critical parameters/ specifications,

•      Assurance of critical parameter conformance, and

•      FMEA.

•              During the data qualification phase, Dot Hill shall perform the following:

•      HALT test results of pre-production product,

•      DVT test procedure and results,

•      RDT report,

•      Production DPPM targets of major assys, and

•      Field DPPM targets of major assys.

•              During the production phase, Dot Hill shall perform the following:

•      Assure of conformance to Network Appliance Specifications,

•      Define plan for proactive communication of problems at Dot Hill,

•      Define Dot Hill cross functional team/ points of contact,

•      Define a process flow definition/ capacity analysis (see sample attached below)

•      Receiving audit plan,

•      Statistical Process control of critical/ non-inspected parameters,

•      Inspection checklist for all QA locations, and

•      Out of box audit plan,

•      Plan for isolation of failed material,

•      Define plan/frequency of audits of Dot Hill’s suppliers,

•      Define process for customer approval/communication of Dot Hill initiated Engineering Change Notifications (“ECNs”),

•      Process for customer approval/communication of Mfg location changes,

•      Provide Dot Hill’s ICT coverage,

•      Provide FVT coverage, procedure,

•      Provide serial number traceability,

•      Provide date code tracking of key components,

•      Provide burn-in test plan,

•      Provide ORT test plans,

•      Provide employee training process/ records, and

•      Define failure analysis, RCA & CA process.

•              Dot Hill shall provide the quality metric requirements [***]

[***]

Exhibit F

Order Replenishment and Logistics Requirements

1              PURCHASE OF PRODUCTS, FORECASTS AND LEAD-TIMES

1.1           Overview.  In accordance with the terms and subject to the conditions set forth in this Agreement, Dot Hill agrees to sell the Products to NetApp and NetApp agrees to buy Products from Dot Hill.  It is expressly understood that[***] NetApp has no obligation to purchase any Products, or any minimum number of Products, hereunder.  This provision shall, however, not limit, diminish or affect any obligations that NetApp has to Dot Hill under Exhibit J or Sections 1.13, 1.14 and 1.15 of this Exhibit F.

1.2           Supply Constraint and Allocation.  If Dot Hill becomes aware of a potential supply constraint of Product to NetApp, Dot Hill will notify promptly NetApp of such potential supply constraint and the parties will work together in good faith to attempt to resolve such matter.

In the event that the supply of a Product to NetApp under this Agreement becomes constrained and Dot Hill cannot meet NetApp’s forecasted requirements for such Product during the period of the supply constraint, Dot Hill shall provide NetApp during this period with [***], or (ii) [***].

For the purpose of interpretation of the immediately preceding sentence, any units of Product that a Dot Hill DCM (a) [***] and (b) [***].  Dot Hill represents to NetApp that as of the Effective Date of this Agreement, [***], Dot Hill will notify promptly NetApp of any [***].

1.3           [***].  Dot Hill shall provide to NetApp, after NetApp’s First Customer Shipment, [***], as mutually agreed to by the parties, to allow for the following conditions:

•        a [***] to be delivered within [***] of a NetApp request occurring no earlier than [***] after the date of any previous NetApp [***];

•        a [***] to be delivered within [***] of a NetApp request occurring no earlier than [***] after the date of any previous NetApp [***]; and

•        a [***] to be delivered within [***] of a NetApp request occurring no earlier than [***] after the date of any previous NetApp [***].

Those units of Products that Dot Hill maintains for delivery or delivers to NetApp as part of the AutoSwap process described in Attachment 2 to this Exhibit F shall count toward the attainment by Dot Hill [***].

1

Also, if Dot Hill is unable to achieve such [***] due to a Force Majeure Event or the failure by any vendor or supplier operating under any NetApp supply arrangement to deliver on a timely and sufficient basis to Dot Hill any drives or components which NetApp requires for incorporation into Products that are to be made and sold by Dot Hill to NetApp, then Dot Hill’s [***].

1.4           [***].  In the event that NetApp desires to [***] Products covered under Purchase Orders, then NetApp shall inform Dot Hill immediately in writing of its desires and provide accurate and complete information to Dot Hill of its [***].  In the event of any [***], then Dot Hill shall undertake some or all of the following mutually agreed actions for the affected Products:

(i)            except as otherwise provided in Section 1.13, [***];

(ii)           [***];

(iii)          promptly [***];

(iv)          discontinue any [***] provided, however, that NetApp [***];

(v)           notify Dot Hill’s DCM and its suppliers to [***], and use best efforts to have Dot Hill’s DCM [***];

(vi)          use best efforts to have Dot Hill’s DCM attempt to [***];

(vii)         at NetApp’s written request and with the assistance of NetApp, use commercially reasonable efforts to [***];

(viii)        perform or have performed a [***], and supply to NetApp reasonably requested documentation of such [***] after completion thereof.

Notwithstanding anything to the contrary, Dot Hill shall not be required to continue any of the activities described above beyond a period of [***] after the date on which a [***] occurs.

1.5           Forecasts.  NetApp shall submit forecasts to Dot Hill [***], and more frequently on an as-needed basis. These forecasts will provide visibility into NetApp’s forecasted supply demand for Products for [***], with updates made to such forecasts [***]. Within [***] after receipt of the forecast, Dot Hill shall provide NetApp with an acknowledgement of the forecast (“Supply Availability”) for the requested quantity of the Products in the forecast or propose a revised quantity or schedule for supply of the Products.  If a revised quantity or schedule is proposed by Dot Hill, the parties shall confer in good faith and attempt in good faith to agree upon a final Supply Availability for each applicable month.

2

1.6           Submittal of Purchase Orders.  NetApp shall initiate purchases of Products by submitting to Dot Hill quarterly blanket Purchase Orders via e-mail to a designated Dot Hill email address based upon the mutually agreed forecast.  These Purchase Orders will be submitted by NetApp to Dot Hill at least [***] prior to the beginning of each fiscal NetApp quarter.  All quarterly blanket Purchase Orders shall (a) specify the quantities, applicable Total Price, payment terms, and shipping instructions for each of the Products; and (b) refer to and be governed by the terms and conditions of this Agreement.  Blanket Purchase Orders shall be updated, as needed, to reflect agreed-upon Price adjustments and agreed Products revision changes (including, but limited to, agreed engineering changes and deviations).

1.7           Confirmation of Purchase Orders.  Dot Hill shall confirm its receipt of the blanket Purchase Order by notifying NetApp electronically within [***] after the receipt of the Purchase Order. Dot Hill shall be required to accept all Purchase Orders that conform to a mutually agreed forecast. Dot Hill shall notify NetApp of its acceptance or rejection of the blanket Purchase Order by facsimile or electronic mail within [***] after its receipt of NetApp’s Purchase Order.

1.8           Kanban Replenishment Process

1.8.1          The “Kanban Replenishment Process” is defined as a [***] issued by NetApp or a NetApp DCM to Dot Hill, which is managed by Dot Hill, to request [***].

1.8.1.1             [***].

[***]

1.8.1.2                     [***].

[***]

1.8.1.3                  [***].

[***]

1.8.1.4                  [***].

[***]

1.8.1.5             NetApp may require [***] as needed. If [***] are required, then NetApp shall provide notice to Dot Hill by [***].

3

1.8.2          The Kanban replenishment process will be managed within the NetApp or a NetApp DCM manufacturing location and will issue [***]. A representative of Dot Hill or a Dot Hill DCM will monitor the process to manage and identify the quantity of [***] in order to satisfy the requirements of the Kanban Replenishment Process. The status of the [***] by Dot Hill or a Dot Hill DCM in a [***].

1.8.3          The average expected Kanban [***], however, [***].

1.8.4        For [***] Kanban needs, NetApp requires Dot Hill to have a [***]. The Dot Hill [***].

1.8.5          Dot Hill’s [***].

1.8.6          Dot Hill and NetApp will mutually agree on all [***]. All Products must be [***] unless otherwise specified by NetApp, and must be [***]. (See Attachment 1) Upon each [***] back to Dot Hill. Dot Hill is also responsible for [***].

1.9           Notification of [***].  In the event that Dot Hill is unable to support NetApp’s Kanban Replenishment Process [***], then Dot Hill shall notify NetApp or NetApp’s DCM before the [***].

1.10         Changes to Purchase Orders.  NetApp shall provide notice to Dot Hill of any changes or cancellations to blanket Purchase Orders that NetApp desires. Dot Hill shall notify NetApp of acceptance or rejection of change orders within [***] after receipt of NetApp’s notification of change or change order request.

1.11         Notice of [***].  Dot Hill shall immediately notify NetApp in writing of any anticipated [***] as requested by NetApp, stating the reason [***].  If Dot Hill’s anticipated [***], then Dot Hill shall, upon NetApp’s request, [***].

1.12         Unanticipated Consumption.  If the consumption rate for the current month is greater than that described under the [***], Dot Hill shall use commercially reasonable efforts to support the greater demand provided, however, that the parties have mutually agreed in advance upon the [***].

4

1.13         Rescheduling.  Each party will attempt to identify and notify the other party of any Excess Material, as defined below, [***].  For Products whose delivery is rescheduled later than [***] from the original anticipated delivery date to NetApp or a NetApp DCM[***] provided these Products were manufactured pursuant to an accepted Purchase Order or manufactured to satisfy NetApp’s upside requirements.  On the [***], NetApp will take Excess Material or Dot Hill will [***] on and after such [***] and determined based on the Dot Hill [***] NetApp will use its best efforts to clear Excess Material at [***] within a maximum period of [***].  If any Excess Material is not cleared within such [***] period, a non-cancelable Purchase Order to buy all such Excess Material shall be issued by NetApp to Dot Hill prior to the end of such period.  NetApp will [***] after the end of such [***] period.

1.14         Cancellation of Purchase Orders.  Upon cancellation of any Purchase Orders and after the completion by Dot Hill of the agreed upon mitigation efforts in Section 1.4 that are associated with such cancellation, Dot Hill will submit to NetApp a claim for an amount equal to the sum of:

(1)           the amount for [***];

(2)           the amount for [***]; and

(3)           the amount for [***].

NetApp shall not be responsible for any liability for those units of Products which are not (i) covered under Purchase Orders accepted by Dot Hill, or (ii) manufactured by or for Dot Hill to meet NetApp’s [***].  Under no circumstances shall NetApp be liable for [***].  Also, NetApp’s liability for [***] will be limited to those ordered within agreed lead times that Dot Hill has established and agreed to with third parties for use in the production of Products for intended supply to NetApp.  Dot Hill has notified NetApp of such lead times.  These lead times are included in Exhibit B, and will be updated from time to time by Dot Hill.

NetApp shall acknowledge in writing Dot Hill’s claim within [***] after NetApp’s receipt thereof, and pay Dot Hill on any such claim made under this section within [***] after NetApp’s receipt thereof.  NetApp shall be entitled to audit the details behind any claim that may be made by Dot Hill under this section.  If an audit reveals an overpayment by NetApp of any such claim, then Dot Hill will immediately refund or credit such overpayment to NetApp and, if such overpayment is in excess of [***] of such claim, reimburse NetApp for the actual costs incurred in the performance of the audit.

5

1.15         Expiration or Earlier Termination.  Upon the expiration or earlier termination of this Agreement, Dot Hill will provide to NetApp a summary of descriptions and quantities of Products, including any FRU’s, available at [***] locations which are maintained by or for Dot Hill.  Upon written request by NetApp, Dot Hill will perform mitigation efforts for a period of [***] by attempting to sell the components Products, including any FRU’s, to other parties at then-current prices available to NetApp under the Agreement outside of units to be retained for Warranty coverage under Section 23 of the Agreement.  Upon the expiration of such [***] period and the completion of any such requested efforts, Dot Hill will inform NetApp of the amount of units remaining, including any FRUs, at such time and NetApp will issue a non-cancelable Purchase Order to Dot Hill for such units, and will purchase such units at their then-current price for immediate delivery to NetApp.

2.             END OF LIFE NOTIFICATION

2.1           Subject to the provisions of the Agreement, Dot Hill agrees to manufacture and supply to NetApp the Products, and NetApp agrees to procure from Dot Hill the Products, during the term of this Agreement. Dot Hill shall provide NetApp written notification of its intention to assign the Products to an End of Life Status (“Notice of EOL”) at least [***] prior to the date upon which said Products shall enter an EOL status. NetApp shall be allowed to place final orders for all Products with Dot Hill [***] period. Dot Hill shall honor the final Purchase Orders, notifying its suppliers of the EOL status and managing final component purchases such that pricing for the final Purchase Orders shall be [***].

3.             LOGISTICS

3.1           The NetApp logistics requirements for the Product are as follows:

3.1.1        Dot Hill will [***] following the Kanban Replenishment Process described in Section 1.8 from the Dot Hill [***]. The [***] will be managed and owned by Dot Hill or Dot Hill’s DCM.

3.1.2        Dot Hill will own the Products until the [***], which will occur at the time such Products are [***].

3.1.3        All [***] costs are included in the Total Price of each of the Products, as documented in Exhibit B.

3.1.4        NetApp requires an EIA (i.e., Electronics Industry Association) label on all inbound material delivered to NetApp or to NetApp’s designated manufacturing location. All packaging and labeling of Products shall comply to the NetApp Inbound Packaging Specifications. (See provisions in Attachment 1, which is attached below to this Exhibit F)

6

4.             REVERSE LOGISTICS

4.1           Returned Products.  For units of Product returned by NetApp to Dot Hill that do not conform to the warranty provided by Dot Hill to NetApp in Section 23 of the base terms of the Agreement, Dot Hill will perform its warranty responsibilities as described therein, upon Dot Hill’s authorization for the return of by NetApp of such units of Product. Dot Hill’s response to a properly submitted NetApp-submitted request for authorization for the return of Products that do not conform to such warranty shall be made by Dot Hill within [***] after Dot Hill’s receipt of any such request.  Upon completion of its warranty responsibilities for the repair or replacement of a Product, Dot Hill will return back a Product, freight prepaid, to NetApp.

4.2           Credit and Re-Invoice Process. Solely to track defective units of Products returned by NetApp to Dot Hill under the warranty provisions in Section 23 of the base terms of the Agreement and the subsequent delivery by Dot Hill of repaired or replacement Products therefore, Dot Hill will: (i) issue a credit to NetApp upon Dot Hill’s authorization for the return of such units; and (ii) re-invoice NetApp in full for the repaired or replacement units of Products delivered by Dot Hill.

4.3           AutoSwap Process. Notwithstanding any inconsistent provisions in Sections 4.1 and 4.2 above, the AutoSwap process in Attachment 2 to this Exhibit F will apply to Products that meet all of the following requirements: (i) they are purchased by NetApp from Dot Hill under this Agreement, (ii) they are delivered by Dot Hill to the NetApp Sunnyvale delivery location [***] or such other mutually agreed NetApp locations, (iii) they fail to conform to the warranty provided by Dot Hill as determined by NetApp prior to their intended delivery to third parties, and (iv) they are returned to Dot Hill within [***] after NetApp obtains knowledge of a warranty non-conformance for such Products.

4.4           Induced Damage to Products.  If Dot Hill reasonably determines that a Product which is returned by NetApp to Dot Hill has customer-induced or NetApp production-induced damage arising from or resulting in a non-conformance of Products to the warranty provided by Dot Hill under this Agreement, then Dot Hill will notify NetApp of such matter, and invoice to NetApp the material and labor costs that Dot Hill incurs for out-of-warranty repair for such units of Products.

4.5           Packaging.  Each Product that is authorized for return by Dot Hill will be packaged by NetApp in a mutually agreed manner and returned to Dot Hill [***].

4.5           Address Changes.  Dot Hill may change, modify or update the address of the [***], at any time and from time to time, upon written notice to NetApp provided, however, that the [***] of this Exhibit F are met.

7

Attachment 1

[***]

8

Attachment 2

AutoSwap Process

Purpose: To define the methods and responsibilities relating to the exchange of defective purchased Products, using the AutoSwap process.

Scope: This process pertains to those Products that meet the following requirements: (i) they are purchased by NetApp from Dot Hill under this Agreement, (ii) they are delivered by Dot Hill to the [***] or such other mutually agreed NetApp locations, (iii) they fail to conform to the warranty provided by Dot Hill as determined by NetApp prior to their intended delivery to third parties, and (iv) they are returned to Dot Hill within [***] after NetApp obtains knowledge of a warranty non-conformance for such Products.

Procedure: The following steps provide guidelines for a generic AutoSwap process and may be modified, through mutual agreement, to accommodate the specific needs of either NetApp or Dot Hill.

1.             All Products that have been purchased by NetApp and are eligible for return in the AutoSwap process must fall within the above-described Scope and reside in NetApp’s Materials Review Board (“MRB”), have an associated Incoming Material Discrepancy Report (“IDR”) and have been dispositioned for return to Dot Hill’s designated location.

2.             Upon completion of the dispositioning process, the MRB clerk will forward the IDR list to the respective buyer that is responsible for acquiring Products for NetApp hereunder.

3.             The buyer that is responsible for acquiring Products for NetApp hereunder will solicit a RMA number from Dot Hill and generate a Purchase Order for [***] that fall within the above-described Scope from NetApp inventories to Dot Hill.

4.             Dot Hill will replace the discrepant material through a [***] which will take place at a mutually agreed predetermined location.

5.             Delivery of the Products for AutoSwap will occur within the context of a predetermined weekly schedule or as negotiated on a case-by-case basis.

6.             Dot Hill will assess quality for the defective Products and the parties will mutually agree on [***] for the defective Products.  All [***] will be completed within [***] from the date of failure analysis reporting.

9

Exhibit G

NetApp Customer Support Requirements

1.             RMA Requirements

1.1           For the purpose of the construction and interpretation of this Exhibit, the term “Authorized Service Provider” shall mean a third party that performs repair services for NetApp on returned Products that were purchased by NetApp from Dot Hill under this Agreement and sold by NetApp to a NetApp customer.

1.2           The parties shall jointly define a RMA Process workflow among NetApp, NetApp’s Authorized Service Provider(s) and Dot Hill.

1.3           Dot Hill shall provide to NetApp mutually agreed FRU replacement training, and the Parties shall mutually agree upon handling requirements for Field Replacement Units (“FRUs”).

1.4           If Dot Hill ceases to provide repair services for those Products acquired from Dot Hill by NetApp, then Dot Hill shall [***], and NetApp and NetApp’s Authorized Service Provider(s) may [***].  NetApp acknowledges and agrees that such Dot Hill Technology is [***].

1.5           The Parties shall define a RMA test process and failure criteria for the Products.  NetApp may return Products that NetApp or its Authorized Service Provider(s) have tested (via a standard troubleshooting process to be mutually agreed) and determined to fail the agreed failure criteria.

1.6           NetApp or its Authorized Service Provider(s) will screen Products for failures in accordance with a mutually-agreed test process prior to delivery of units of Products with failures to Dot Hill.

1.7           If Dot Hill receives Products that Dot Hill determines are [***], after having been screened by NetApp or its Authorized Service Provider(s) of more than [***] during any [***] within the [***] or more than [***] during any [***] in any [***] following the Effective Date, then the parties will review the test processes used for screening used by NetApp, it Authorized Service Provider(s), Dot Hill and the Dot Hill DCM to identify failures and take appropriate actions in a prompt and timely manner to attempt to [***].

1.8           NetApp will cause an Authorized Service Provider(s) to allow Dot Hill to perform on-site audits of the Authorized Service Provider’s operations to determine whether it has performed its responsibilities in accordance with the mutually agreed test process.

1.9           Dot Hill shall replace rather than refurbish any Product that has been properly returned [***], and retire such RMA Product permanently.

1.10         The parties shall jointly develop a specification for cosmetic defects on RMA returns.

1.11         As of the Effective Date, the repair locations for Product delivered under RMA are as follows:

[***]

A party may change its applicable location.  In the event of such change, the party making such change will notify the other.

1.12         For RMA returns under this Agreement, unless otherwise agreed by the parties, repaired or replacement Products shall be delivered to NetApp at the then-current engineering change order (‘ECO”) level.

2.             Dead on Arrival

2.1           The parties shall jointly define a Dead on Arrival (“DOA”) policy and obligation (including DOA replacement lead-time) between NetApp and Dot Hill.

2.2           The parties shall jointly define DOA Process workflow between NetApp and Dot Hill.

2.3           Dot Hill shall accept RMAs associated with any DOA Product acquired by NetApp from Dot Hill under this Agreement for a period of [***]. Dot Hill shall [***] to NetApp and NetApp Designated Contract Manufacturers with [***].

3.             End of Life Support

3.1           Dot Hill End of Life (“Dot Hill EOL”) begins the day Dot Hill no longer makes the Product available to its customers.

3.2           NetApp End of Life (“NetApp EOL”) begins the day NetApp no longer makes the Product acquired from Dot Hill available to NetApp’s customers.

3.3           Product repair, RCA and RMA support outside of the applicable warranty for a Product purchased by NetApp under the Agreement shall, upon request by NetApp, be provided on a time-and-material basis at a rate to be mutually agreed by the parties.  Post-Dot Hill EOL support for Products acquired under this Agreement from Dot Hill beyond the applicable warranty period [***].

3.4           NetApp will [***] for a mutually agreed number of Products.  For avoidance of doubt, NetApp shall not be obligated to [***].  Dot Hill will provide monthly information to NetApp as to the status of [***].

3.5           Upon written request by Dot Hill, NetApp will [***], all then-outstanding [***].  Prior to any such [***], Dot Hill will:

(i)            use commercially reasonable efforts to [***];

(ii)           use best efforts to have Dot Hill’s DCM attempt [***]; and

(iii)          at NetApp’s written request and with the assistance of NetApp, use commercially reasonable efforts to [***].

Dot Hill shall initiate the foregoing [***] before NetApp has any obligation to [***].

3.6           Limitations on [***] Responsibilities.  Notwithstanding anything to the contrary, Dot Hill shall not be in breach of any obligations it may have to NetApp under this Agreement to [***] arises or results from the inability by Dot Hill to [***].

EXHIBIT H

[***] Plan

1.             Overview.  This exhibit sets forth and contains the following information for each Product that Dot Hill intends to make available to NetApp under this Agreement: (i) [***], (ii) Price Roll-up, (iii) [***], (iv) Production Volume Analysis, (v) [***], and (vi) Tooling, Product, Return Material Authorization (“RMA”) and NetApp Global Services Expense Details, which information will be updated from time to time by the parties, as set forth below.

2.             NRE Forecasts and Updates.  The [***] will contain the total forecasted amount of NRE that Dot Hill expects to incur to produce a certain amount of units of Product collectively for NetApp and other third parties, and for which Dot Hill expects to [***].  The [***] and per unit rate used for [***] in this Exhibit will be adjusted from time to time, but in no event less frequently than [***], by the parties to take into consideration the actual [***] incurred by Dot Hill.  To this end, [***].

3.             [***].  Any [***], as defined below, that Dot Hill incurs for an applicable Product sold by Dot Hill to NetApp hereunder [***]. Exhibit B, which documents the Total Price to be charged by Dot Hill to NetApp for each Product under this Agreement, will be updated to include a [***] in each such Product for [***] [***].

4.             [***].  For units containing a [***], the allocation of NRE for [***] to such units will [***] [***], and be based upon [***].  However, NetApp shall be responsible for and shall pay Dot Hill for any [***].  If the [***], then Dot Hill will [***], and NetApp shall pay to Dot Hill [***].

5.             [***].  For test equipment and other fixed assets, other than tooling (collectively, “Test Equipment”), a [***].  This [***] will begin on the later of (i) [***] or (ii) [***], and ends when [***].  [***] will be [***] in the following [***]; (i) from [***]; (ii) from [***]; and (iii) from [***].  Each of the parties will use its best efforts to permit Dot Hill to [***].

6.             Additional Products.  For additional Products which are added to this Agreement upon the parties’ mutual agreement, the parties will update this Exhibit H and the [***] for the applicable Product in Exhibit B to reflect projected [***] that Dot Hill [***].  This update will be performed when such additional Products are added to this Agreement.

EXHIBIT I

MUTUAL NON-DISCLOSURE AGREEMENT

This agreement is entered into between Network Appliance Inc., a Delaware corporation located at 495 East Java Drive, Sunnyvale, CA 94089 (“NetApp”), and Dot Hill Systems Corp, a Delaware corporation with offices at 6305 EI Camino Real; Carlsbad, California 92009 hereinafter (“Dot Hill”)

Dot Hill and NetApp are considering disclosing information for the following purpose:

[***]

(i.e. specific to the scope of the project to enable the parties to clearly identify for what purposes the confidential information may be used, “business relationship”).  In order to aid each other in the furtherance of the business relationship, each party may disclose Confidential Information to the other.

THEREFORE, the parties agree as follows:

1.             “Confidential Information” means (1) any information disclosed by either party, that is marked “confidential” or “proprietary” in the manner provided by this agreement, (2) information disclosed orally or visually that is designated “confidential” or “proprietary” at the time of disclosure, and that the disclosing party summarizes in reasonable detail in a writing delivered to the other party within [30 days], and (3) any information whether or not marked “confidential” which is specifically designated as such by either party.

Each party may disclose to the other current and future product plans and specifications, design information, product architecture, product strategies, cost and profit date, distribution and marketing plans, and other technical, business and financial information that a party maintains as confidential, and that is designated as such in the manner provided by this agreement.

2.             This agreement applies to all Confidential Information disclosed in connection with the Development and OEM Supply Agreement for the duration of its term.  All written Confidential Information will be labeled conspicuously as “confidential” or “proprietary” or with words of similar import at the time of delivery.  Confidential Information may only be used for the purpose identified in this agreement.

3.             Confidential information will remain the property of the disclosing party.  Each party agrees that for a period of [***] from the date of disclosure [***] the disclosing party’s Confidential Information will be disclosed or disseminated only to the receiving party’s employees and consultants who have a need to know and who are under a similar written obligation limiting the use and disclosure of disclosing party’s Confidential Information to the same extent provided in this agreement.  Neither party will copy, duplicate, reverse engineer, reverse compile or attempt to derive the composition or underlying information of any Confidential Information.

4.             Each party agrees to use the same degree of care to protect the confidentiality of the information it receives from the other party, as it would use to protect its own Confidential information.  However, in no event shall such degree of care be less than a reasonable degree of care.

5.             The terms of confidentiality under this agreement shall not be construed to limit either party’s right to independently develop or acquire products, as long as such development or acquisition is not in violation of the obligations of confidence of this agreement.

6.             This agreement shall not apply to such information that the receiving party can document:

(a)           is in or enters the public domain through no fault of the receiving party;

(b)           is disclosed to the receiving party by a third party without an obligation of confidentiality;

(c)           is independently developed by the receiving party;

(d)           is already known to the receiving party at the time of disclosure under this agreement;

(e)           is required to be disclosed pursuant to any judicial or administrative proceeding, provided that the receiving party immediately after receiving notice of such action notifies the disclosing party of such action to give the disclosing party the opportunity to seek any other legal remedies to maintain such information in confidence;

(f)            is disclosed with the prior written consent of the disclosing party.

7.             Except as expressly provided herein, no license or right is granted by either party to the other under any patent, patent application, trademark or copyright.  Neither party has made any commitment to the other, except as expressly set forth herein, and each party will bear its own costs and expenses in connection with this agreement whether or not such a relationship comes into being.

8.             Upon the disclosing party’s request, all Confidential Information of that party will be returned or destroyed and the receiving party will provide certification of such destruction in writing.

9.             Each party agrees not to export from the United States, directly or indirectly, any of the other party’s Confidential Information, or any products using the other party’s Confidential Information, to any country for which the United States government, or any agency thereof, at the time of export, requires an export license or other government approval, without first obtaining the written consent of the relevant government agency.

10.           This agreement is between the parties and neither party will assign or transfer any rights or obligations under this agreement without the prior written consent of the other party.  This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and lawful assigns.

11.           Either party upon [***] prior written notice may terminate this agreement.  The obligation to protect the confidentiality of information received prior to termination shall survive for [***] from the date(s) of disclosure [***].

12.           This agreement will be governed by the laws of the State of California excepting its conflicts of law provisions.  This agreement and any amendment thereto, must be in writing and signed by an authorized representative of each party.  No failure or delay in exercising any right under this agreement will operate as a waiver of any term or condition hereunder.

13.           Both parties acknowledge that the above-described Confidential Information is claimed to be a valuable, special, and unique asset of the party disclosing the information and monetary damages would not be sufficient should there be any breach of this agreement.  Therefore, the disclosing party shall also be entitled to seek an injunction from a court of competent jurisdiction for the purpose of stopping or preventing any existing or anticipated breach of this agreement, in addition to any other remedies at law.  Should there be a dispute of this agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

Effective Date	25 July 2005

Network Appliance Inc.:		Dot Hill Systems Corporation:

Name:	Laurie Fuller	Name:	Dana Kammersgard
	(Print)		(Print)

By:	/s/ Laurie Fuller	By:	/s/ Dana Kammersgard
	(Signature)		(Signature)

Title:	Senior Manager Supply Chain Development	Title:	President

Exhibit J

Requirements Obligations

1.             Initial Purchase Period for Procurement and Manufacture of Products.  For each Product in the table below, NetApp hereby agrees that, during the period corresponding to such Product in the table below, NetApp shall purchase [***] for such Product [***] from Dot Hill [***] and shall have Dot Hill manufacture or have manufactured such Product for intended supply to NetApp or NetApp DCMs (for a Product below, such period will be referred to as the “Initial Purchase Period” for such Product).  For avoidance of doubt, NetApp hereby agrees that it and its Affiliates shall [***], determined regardless of whether such products have [***] and/or [***], during the [***] for each such Product and NetApp shall purchase for itself and its Affiliates such products under this Agreement [***].

For a Product in the left-hand column, the period
starting on NetApp’s FCS of such Product and ending
on the first occurrence of one of stated events in the
corresponding row that applies to such Product

Description of Product to be purchased from Dot Hill under this Agreement	The Following Total Units of Product are Sold*	The Following Number of Months elapse after NetApp’s FCS of Product
[***]	[***]	18 months

*              For purpose of interpretation of this table and the determination of the Initial Purchase Period, the “Total Number of Units of Product” shall mean the total combined number of systems of a listed Product that are to be [***]

Prior to the end of the [***] for each Product, Dot Hill agrees to help support NetApp in establishing a second source for the manufacture of such Product. If requested by NetApp, Dot Hill will negotiate in good faith to support the bring-up of a second source NetApp Designated Contract Manufacturer to manufacture such Product until the time at which a NetApp [***] from the second source NetApp Designated Contract Manufacturer.  Upon written request by NetApp, Dot Hill will also provide certain mutually agreed training in troubleshooting and failure analysis to test technicians and engineers for such Product.

2.             Acceleration Event affecting Duration of Initial Purchase Period.  Notwithstanding the provisions of Section 1 of this Exhibit J, in the event that any of the following conditions occurs:

(i)            the defective parts per million falls for a Product listed in Section 1 of this Exhibit J falls below the quality requirements set forth in Exhibit E of this Agreement and stays below such quality requirements for a continuous period of [***],

(ii)           Dot Hill is unable to meet on or after NetApp’s FCS a request for the supply of [***] of NetApp’s Product demand included in a Purchase Order that is accepted and agreed to by Dot Hill (including any [***] included in such Purchase Order accepted and agreed to by Dot Hill, but excluding any Product demand resulting from [***] NetApp’s Product demand included in such Purchase Order) for a Product listed in Section 1 of this Exhibit J within agreed lead times during a [***] and provided, however, that such failure is (a) not the result of an event of Force Majeure, and (b) not caused by NetApp, a NetApp DCM, a [***],

(iii)          over [***] of Dot Hill’s [***] during any period of [***], or

(iv)          Dot Hill obtains a qualified financial opinion from its independent auditors, which is not later remedied (i.e. retracted, modified, or upgraded) prior to April 2006,

then the Initial Purchase Period for such affected Product, as set forth in Section 1 of this Exhibit J, shall be modified to reflect an updated and modified Initial Purchase Period for such Product, which will correspond to the applicable row for such Product below:

For a Product in the left-hand column, the period
starting on NetApp’s FCS of such Product and ending
on the first occurrence of one of stated events in the
corresponding row that applies to such Product

Description of Product to be purchased from Dot Hill under this Agreement	The Following Total Units of Product are Sold*	The Following Number of Months elapse after NetApp’s FCS of Product
[***]	[***]	[***]

*              For purpose of interpretation of this table and the determination of the Initial Purchase Period, the “Total Number of Units of Product” shall mean the total combined number of systems of a listed Product that are to be [***]

3.             Termination of Initial Purchase Period.  Notwithstanding anything to the contrary in Sections 1 and 2 of this Exhibit J, in the event that a Trigger Event applicable to such Product occurs, then the Initial Purchase Period for such affected Product, as set forth in Sections 1 and 2 of this Exhibit J, shall terminate effective as of the date on which such condition occurs.

4.             Obligations Following Initial Purchase Period.  Following the Initial Purchase Period for each Product, and provided that the Agreement is still in effect and Dot Hill is not in material breach of this Agreement, NetApp agrees that the following vendor schedule will apply for each Product:

(i)            For the [***] immediately following the expiration of the Initial Purchase Period (the “[***] Period”), NetApp will purchase from Dot Hill, and Dot Hill shall be granted, not less than [***] of the supply demand of NetApp for all products that are the same or substantially similar to such Product;

(ii)           For the [***] immediately following the [***] Period (the “[***] Period”), NetApp will purchase from Dot Hill, and Dot Hill shall be granted not less than [***] of the supply demand of NetApp for all products that are the same or substantially similar to such Product; and

(iii)          After the expiration of the [***] Period, NetApp will be [***].

5.  Other Potential Obligations following Initial Purchase Period.  If Network Appliance, Inc. or any of its affiliates [***] to:

(a)      [***],

(b)      [***] to Network Appliance, Inc. or any of its affiliates, or

(c)      [***] with the same or a substantially similar product to a Product which Dot Hill supplies to NetApp under this Agreement,

then, provided that the Agreement is still in effect and Dot Hill is not in material breach of this Agreement, in addition to the vendor schedule in Section 4 of this Exhibit J, the following additional vendor schedule will also apply for the same or substantially similar product to a Product that Dot Hill or any of its affiliates [***] following the Initial Purchase Period for such Product:

(i)       For the [***] Period applicable thereto, NetApp will purchase from Dot Hill, and Dot Hill shall be granted, a quantity of products not less than [***] of the supply demand of NetApp and its Affiliates [***] which is the same or substantially similar to such Product;

(ii)       For [***] Period applicable thereto, NetApp will purchase from Dot Hill, and Dot Hill shall be granted, a quantity of products not less than [***] of the supply demand of NetApp and its Affiliates [***] which is the same or substantially similar to such Product; and

(iii)      After the expiration of the [***] Period applicable thereto, NetApp will be [***].

For avoidance of doubt, the parties agree that those units of a product which: (1) are the same or substantially similar to a Product, (2) are acquired by NetApp from Dot Hill under this Agreement and (3) count toward the achievement by NetApp of the [***], shall also count toward the achievement by NetApp of the [***] which apply to such Product [***]

Exhibit K

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	1	Of	17
Number:	263 - 00352		Rev:	D0

1.0          PURPOSE

The purpose of this Standard is to provide for the efficient design, manufacturing and support of all chassis, enclosure and system level products.

This Standard defines the specifications used in design, assembly and inspection processes for chassis and integrated systems assemblies. Furthermore it defines the workmanship requirements and acceptability criteria that apply to the production and prototyping of plastic, cast and sheet metal parts that are submitted to Network Appliance.

This document also defines the acceptability requirements for printed circuit board assemblies as well as ESD handling and packaging requirements of those assemblies.

2.0          SCOPE

This work instruction will be used by Network Appliance suppliers, as well as Network Appliance personnel involved in engineering, first article inspection, purchasing, assembly, and final audits at all Network Appliance manufacturing sites.

3.0          RESPONSIBILITY

It shall be the responsibility of Supplier Quality Engineering, Quality Assurance and Engineering in conjunction with Network Appliance personnel involved in Purchasing, Designand Assembly to adhere to the guidelines established herein.

[***]

4.0 DEFINITIONS

4.1      [***]

[***] Visible on a constant, daily basis. This includes, but is not limited to, the front of a file server.

[***] Visible occasionally or N/A.

[***] Visible during normal customer maintenance, such as the top, sides, bottom and back of unit.

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	2	Of	17
Number:	263 - 00352		Rev:	D0

[***] Not normally visible. This encompasses all other surfaces, which are not Class 1, 2 or 3.

Desktop Server/ Other Commodities

[***] Visible on a constant, daily basis. This includes, but is not limited to, the top or front of either a file server or cabinet.

[***] Visible occasionally, as the sides of a unit.

[***] Visible during normal customer maintenance, such as the back and bottom of unit.

[***] Not normally visible when installed into a cabinet or enclosure for top, bottom, and sides of unit. This encompasses all other surfaces, which are not Class 1, 2 or 3.

4.2      Specific Terms:

Refer to Appendix A

5.0          REFERENCE

5.1     IPC-A-610C

6.0          INSTRUCTIONS

6.1      Cosmetic Inspection Criteria

Conditions of Inspection: Inspection must take place under the following viewing conditions in order to assure uniform acceptance standards.

Lighting must be uniform and non-directional. The luminous intensity of the light must be between 80- and 150-foot candles.

Background: Inspection should be conducted on a white or light gray background.

Line of Sight: The part surface is to be evaluated at a 45-degree angle to the line of sight. The part is to be rotated 10 degrees in both directions about the axis.

Inspection: A part under inspection must not be manipulated to reflect on a single light source in order to accentuate a possible flaw. The part must be inspected without directly reflecting a light source. For example, if a defect such as a scratch or shiny spot can only be viewed at an angle by reflecting a light source, then it is not considered a defect, as it is not readily detectable under normal conditions. A defect must be visible throughout the entire rotation about the axis.

Time and Distance method: Parts shall be inspected using the “Time and Distance” method describes below to further assure uniform acceptance standards and to stimulate operating conditions. The cosmetic reference standard defined in this procedure is to be used to assist in making an “Accept/Reject” decision.

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	3	Of	17
Number:	263 - 00352		Rev:	D0

6.2      Grading system

Category: Three types of Category shall identify the final location of the surface being inspected:

CATEGORY	SURFACE
I	Plastic windows (see-through)
II	External
III	Internal

Class: The three cosmetic class letters shall identify the frequency a surface will be viewed the end user.

CLASS	SURFACE
A	Usually visible
B	Seldom visible
C	Not visible (except during maintenance, installation, etc.)

Category and Class: – Each combination of Category and Class letter defines an inspection time and viewing distance. (This means that a part is to be looked at for X amount of time and at Y distance.)

The table below specifies the inspection time and viewing distance to be used for each cosmetic graded area as specified on the part drawing and/or Inspection Instructions.

Judgement: A defect that occurs in the same location on a group of identical parts and becomes more noticeable after repeated viewing. If the defect was judged acceptablebecause it was not detected within the time and conditions at the beginning of the inspection, it shall be acceptable at the end.

[***]

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	4	Of	17
Number:	263 - 00352		Rev:	D0

7.0          SURFACE FINISH

7.1     Painted Surface: Refer to the reference table below for acceptance criteria for painted plastic and metal surfaces.

TABLE I: Acceptability Criteria for Painted Surfaces

7.1.1   Table I:

7.1.2   Nomenclature

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	5	Of	17
Number:	263 - 00352		Rev:	D0

7.1.2.1 Pad printed characters shall be completely legible and shall not exhibit fuzziness from the inspection distance. Bar code label shall be legible by scanner.

7.1.2.2 Labels and logos must be free of tears, uneven trim and peeling. Edges of the labels and logos must be installed parallel to the edges of the surface on which they are applied. If labels or logos are installed in a depression, the label or logo must be visibly parallel to the edges of the depression.

7.1.3 Comments:

7.1.3.1               Cracks and / or rust are not acceptable under any circumstances.

7.1.3.2 All surfaces must be free of dirt, grime, grease, oil, and other contaminates. Also, all parts must be free of entrapped solutions around hardware or in gaps, openings, or blind areas.

7.1.3.2 Color shall be visibly consistent over all Class 1 and 2 surfaces when matched against an approved color sample. Color on all surfaces shall not deviate more than +/- 0.5 delta E from the Master Color Chip when measured using a colorimeter or similar device. Purchasing Agent or Supplier Quality Engineer of Commodity obtains color chips.

7.1.3.3 No visible paint touch-up will be allowed on Class 1 surfaces. The maximum allowable touch-up for Class 2 surfaces will be two (2) areas 0.25” square each. Class 3 surface touch-ups will be allowed for four (4) areas of 0.50” square each. Touch-ups are allowed on any Class 4 surface if they do not affect Form, Fit, or Function. In all instances, the touch-up areas will be consistent with the original texture on the remainingsurface.

7.2 Plated Surfaces

7.2.1 Refer to Table II for acceptance criteria for plated surfaces.

[***]

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	6	Of	17
Number:	263 - 00352		Rev:	D0

7.2.2 Comments

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	7	Of	17
Number:	263 - 00352		Rev:	D0

In all specifications in Table II, excluding Plating thickness requirements, the defects listed as staining, discoloration, roughness, dents, scratches and pinholes may beacceptable if the finished surface meets the specification. In all instances, a Network Appliance representative must authorize these conditions before the supplier moves product to the next process.

Exposed base / pre-plate material (i.e., metal or plastic) beneath a plated surface is not acceptable.

Improper plating adhesion exposing bare plastic or metal is not acceptable. Blisters are unacceptable on any surface classification.

[***]

7.3           Molded Plastic Surface

7.3.1 Refer to Table III for acceptance criteria for molded plastic surfaces.

General Plastics Workmanship Requirements:

Material: Part material(s) must conform to the specifications on the engineering drawings. No deviation from the specifications is allowed without an approved Engineering Change Order (ECO) or a Temporary Process Deviation (TPD).

[***]

Processing parameters shall be compatible to specified materials, so that the processes employed do not cause excessive mold stresses or stress cracking on finished product.

7.3.2        Dimensional Conformity:

Part dimensions must conform to the specified tolerances in conformance with the dimensional design specifications. No deviation from the specifications is allowed without an Engineering Change Order (ECO) or a Temporary Process Deviation (TPD). Tolerances are given based on a dimension datum. Examples of datum are shown in figure 1. Refer to table below for Tolerance.

[***]

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	8	Of	17
Number:	263 - 00352		Rev:	D0

No cracking, flash, or damages from insertion process are allowed in the boss area.

8.0          Sheet-metal Workmanship Requirements.

8.1      General Requirements

Material: Part material(s) must conform to specifications on the drawing. No deviation from the specifications is allowed without an Engineering Change Notice (ECN) or a Temporary Process Deviation (TPD).

Process: All materials and processing shall be compatible, so that the combinations employed do not cause corrosion or stress cracking.

Dimensional Conformity: Part dimensions must conform to specified tolerances in conformance with the dimensional design specifications. No deviation from the specifications is allowed without an Engineering Change Notice (ECN) or a Temporary Process Deviation (TPD). Tolerances are given based on dimensions from a datum. Examples of datum are shown in Figure 1. Refer to the table below for Tolerance Guidelines.

Figure 1: Dimension Datum

Tolerance Guidelines:

[***]

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	9	Of	17
Number:	263 - 00352		Rev:	D0

Flatness: Variation from flatness will be measured by laying the parts on a flat inspection table with the convex side up, and measuring the maximum rise. Refer to Figure 2. Clamps and/or weight will not be used during measurements.

Refer to table below for Maximum Allowable Rise (MAR) values. Parts measuring in excess of the Maximum Allowable Rise are unacceptable.

[***]

Straightness: see table for tolerances.

Figure: Straightness definition

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	10	Of	17
Number:	263 - 00352		Rev:	D0

[***]

General Angular Tolerances: Applied to shear edges and bent angles

Shear Edge Angle Tolerances: Reference Figure (See Angular Tolerances in table).

Figure 4: Shear Edge Angles

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	11	Of	17
Number:	263 - 00352		Rev:	D0

Bent Angle Tolerances: Reference Figure (See Angular Tolerances in table).

[***]

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	12	Of	18
Number:	263 - 00352		Rev:	D0

Bend Radii: Reference Figure 6. (See Bend Radii Table)

Bend Radii:

Sheet Thickness [in]	R max	R min	R max	R min
Up to .060” (16 GA)	.04”	0	.015”	0
.060” -.120” (11 GA)	.08”	0	.025”	0
.120” - Up	.16”	0	.04”	0

9.0                               MECHANICAL ASSEMBLY

Fit:

Alignment – Unless otherwise specified on the engineering or assembly drawings, gaps and overlaps shall be governed by the following criteria:

[***]

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	13	Of	18
Number:	263 - 00352		Rev:	D0

Functionality

Moving Parts – Operational buttons, and switches, ejectors … etc., shall move in their intended directions freely without sticking, squeaking, or hanging up. Keys shall not be able to dislodge from their intended positions during the course of normal operation.

Doors – All “swinging” doors shall be able to open and close freely without sticking, squeaking, or hanging up. All spring-loaded doors shall return to the closed positionwithout force. When doors are designed to snap shut, they shall not open unintentionally.

Hinges – Hinges shall not squeak during normal operation. Hinges should be able to be operated using uniform force throughout the intended range of motion.

Latches – Latches shall move freely in their intended directions without sticking or hanging up. All latches must adequately serve their functional purposes during the course of normal operation. Latches shall not be able to be dislodged from their intended positions during the course of normal operation.

Inserts – Inserts must slide in and out of their respective slots without excessive force. They shall move freely in their intended directions without sticking or hanging up. Once in the assembly, the insert shall not rock, wiggle, or move in any direction other than that of its intended use.

Snaps – Where snaps are used to mate parts, the snaps shall function well enough so that the parameters set forth in 9.0 (Alignment) are not violated. Broken or bent snaps that in any way may affect the alignment of the parts are unacceptable.

Hardware

Torque - Refer to appropriate assembly drawings for specific torque values. Nut-bolt assemblies, screw, etc. shall be firmly mounted so that there is no movement between parts.

Assembly

Screws – All screws shall meet or exceed their minimum torque requirements. The bottom surface of the screw head shall be in contact with the material to which it ismounted. The top surface of any countersunk flat head screw shall be flush or below the material to which it is mounted. The angle that the screw enters the supporting material shall be the same as the angle of the countersink in the supporting material.

The top surface of a flat head screw shall be parallel to the surface of the supporting material. Similarly, the bottom surface of a round head screw shall be parallel to thesurface of the supporting material. No part of a slotted head screw (Phillips, straight) should show any sight of strip or tear due to excessive torque or inappropriate driver used.

Rivets – Mated parts must be flush at the rivet. The bottom surface of the rivet head must be flush and parallel to the supporting material. Cracks extending through to the

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	14	Of	17
Number:	263 - 00352		Rev:	D0

edge are unacceptable. One crack per quadrant is acceptable. Rivets must be seated firmly and be unable to spin.

Countersunk holes - The angle of the countersunk edges must correspond to the engineering drawing. Countersunk holes must be free of burrs, flash, or other material residue.

Washers - Cracks, chips, or other damages caused by washers to an exterior surface are unacceptable.

Rubber inserts - Where specified on the assembly drawings, rubber stoppers, or “feet” may be used for cushioning or cosmetic purposes. The rubber inserts shall be firmly attached to the supporting surface in such a way that they are unable to be dislodged during normal operation of the assembly. When rubber inserts are used as “feet” or forcushioning purposes, they must provide a stable, even platform on which the assembly or sub-assembly rests squarely. Rubber inserts shall be positioned as marked on the assembly drawings.

Cable connectors - All cable connections will be fully engaged and not skewed. All finished products will be reasonable clean, free of dust and have all obvious fingerprints or smudges removed prior to shipment.

10.0        rinted Circuit Board Requirements

10.1 Acceptability

10.1.1 All Printed circuit board assemblies shall conform to IPC-A-610C.

10.1 ESD handling and packaging

10.2.1 All Printed circuit board assemblies and ESD sensitive devices must be handled and packaged per IPC-A-610C.

11.0        LOGS AND RECORDS

A soft copy master of this document shall be retained in the document control department of the applicable plants

The document control department shall be responsible for maintaining appropriate filing systems that shall enable control of the master. In addition, document control shall be responsible to assure that all individuals listed on the distribution of this document receive the changes within a reasonable period from when the change was issued.

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	16	Of	18
Number:	263 - 00352		Rev:	D0

12.0        APPENDIX A:

Abrasion: A scuffed or rubbed surface imperfection characterized by its large width and length relative to its depth.

Arcing Mark: Marks in the part caused by the part coming into contact with the plating.

Brush Finish: Electro-Galvanized material brushed to provide a consistent finish.

Bleeding: Evidence of one color visually altering another where they overlap.

Blister: Surface deformation caused.

Blurring: Silkscreen is fuzzy and width of character is noticeably larger.

Burn: Evidence of thermal decomposition, usually with discoloration.

Burrs: Rough pieces of debris attached to part.

Cracks: Separation through the entire cross-section, usually at a folded corner (tear).

Dent: Unintended depression in a surface.

Debris: Any unintended foreign substance in the coating or on the surface of the part.

Discoloration: Any change from original color or unintended inconsistent part color (including alodine stain, plating bleed-out, dirt, burn, etc.)

Blush: Discoloration or change in gloss, usually at gate areas or where wall thickness changes.

Bubbles: Transparent parts or void pockets (may appear as a blister or bulge on colored parts).

Burns: Brown marks spots or streaks (usually associated with poor venting of gasses during molding).

Burr: Ragged or usually sharp protrusions on edges or holes (defined as a percentage of material thickness and protrusion height).

Cold Slug: First material to enter the mold during injection. The solid or semi-solid material leaves a border with the adjacent material and weakens the bond between the two materials.

Contamination: Discoloration from foreign material or foreign material embedded in the surface.

Cracking Splitting or fissures causing separation of the material.

Crazing: Tiny cracks due to stress exerted on the part

De-lamination: Peeling of the layers of plastic.

Dent: A depression or hollow made by impact or pressure.

Discoloration: Inconsistent color or any deviation from the color standard.

Drag Marks: Scratches from the plastic scraping against the mold when ejected.

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	17	Of	18
Number:	263 - 00352		Rev:	D0

[***]

Electro-galvanized: E-Galve, Galve. A pre-coated zinc on cold-rolled steel base materials appearing as a gray coating

Engineering drawing: A control specification document. All dimensions, materials, processes, and finishes are specified in the Engineering drawing

Finishes: Those properties having to do with appearance.

Flash: In rubber or plastics molding, which portion of the charge that overflows from the mold cavity at the joint line.

Flatness: A surface is considered flat when all its elements are in one plane.

Flaw: Very minor non-measurable entity, less noticeable than a fine scratch

Fracturing Separation of metal on the outside perimeter surface of the fold (peeling).

Flow Marks: Wavy or streaked appearance of a surface.

Flash: Excessive plastic along the parting line or mating surface of the mold.

Gas Marks: Burn marks or dark discolored streaks caused by incomplete venting of the gasses trapped in the mold.

Gouge: Surface imperfection due to abrasion, nicking or damage.

Grease: Machine lubrication on the part.

Haze: Cloudiness of a transparent part.

Marbling: Colored streaks due to incomplete mixing of color

Nicks: Surface imperfection due to damage.

Non-adhesion: Lack of proper sticking of the coating to the surface (chipping, orange peel).

Non-uniform coverage: Areas that have an insufficient or excessive coating

Noticeable: May be seen from various positions.

Obvious: Can be seen easily.

Orange peel: Rough surface of coating; looks like an orange peel.

Plating bleed-out: Marking on sheet metal where two surfaces in close contact have retained moisture from the plating process that causes streaking.

Pin Push: Distortion or protrusion caused by ejector pin pushing into part more than normal.

Title:
Workmanship Standards Mechanical Assemblies and Parts
Sheet:	18	Of	18
Number:	263 - 00352		Rev:	D0

Pitting Discontinuities in the material surface that result from the removal of roll inclusions and/or oxidation. The resultant surface, although discontinuous, is either removed or neutralized.

Porosity: Holes or voids in the material.

Protrusion: Raised area on a surface, such as a blister or bump.

Pulling: Part distortion caused from plastic catching in the mold.

Scratch: A mark in the surface that is characterized by its long length relative to its depth and width.

Shine: Glossy or shiny areas on textured surfaces (usually caused by worn or damaged areas in the mold).

Shorts: Missing material due to incomplete filling of the mold.

Sink: Surface depression caused by non-uniform material solidification and shrinkage.

Slug: A small piece of material produced during stamping when piercing a hole.

Slug Mark: Dents caused when slugs are trapped between the mating die surfaces and the sheet metal.

Specks: Small discolored spots or matter embedded in the material.

Splay: Off-colored streaking (often silver-like) caused by moisture in the material or thermal degradation of the resin during processing.

Straightness: A surface is considered straight when all its elements are straight lines.

Surface contamination: Loose foreign particles (dirt) on the surface or particles imbedded into the surface

Surface texture: Variation in the surface, including roughness, waviness, lay, and flaws.

Water Spots: Discoloration on sheet metal caused by impurities in the wash.

Weld-lines: Appears as a line where two or more fronts of molten plastic converge (also called knit-lines or flow-lines).

White Rush: Powdery substance resulting from zinc coating oxidation.

Witness Lines: A visible line formed by the junction of two pieces of steel in the mold, an insert, for example, with the main mold body. The line can be seen as a slight raised thin plastic, or it can be accompanied by a change in surface co-planarity, if the insert is not properly installed.

Exhibit L:

Manufacturing Test Requirements

1.0          SCOPE AND BACKGROUND

Network Appliance will define the Manufacturing Test requirements for the [***] manufacturing process, including testing for Field Replaceable Units (FRUs), integrated systems, and preparation for shipment, and review with Dot Hill such Manufacturing Test requirements.  Subject to the agreement by Dot Hill to perform and undertake such Manufacturing Test requirements, which agreement will not be unreasonably withheld, delayed or conditioned by Dot Hill, such Manufacturing Test requirements shall become part of this Exhibit L.  Dot Hill will develop and implement the specific tests which meet agreed Yield and Quality goals defined elsewhere in this contract.  This document provides an overview of the process that will be used, and also identifies the various capabilities that are needed.

The general process and descriptions that follow are developed to ensure that products which are produced for NetApp will meet the yield and quality expectations that are defined within this contract.  All attachments and process step definitions are an initial set of expectations, and are subject change and mutual approval.

Manufacturing Test Requirements Exhibit L

Network Appliance Inc. Company Confidential and Proprietary.

1

General Production Test Model

[***]

2.0          Applicable Documents

The test process requirements will be maintained via a controlled document system.  A number of documents have been identified for critical process steps.  These documents shall be used to define, develop, and maintain these process steps to ensure consistent application of NetApp’s testing expectations.

Documents have been identified in the table below, and these documents shall be maintained by Network Appliance and Dot Hill.  NetApp and Dot Hill will define a process which shall be used to introduce and control changes to these documents.

NetApp Shelf Test Document System
Document	Current Version	Document Name

NSTD-02	0.3	[***] IOM Test Requirements
NSTD-04	0.3	Mid-plane Test Requirements
NSTD-05	0.3	Dongle Test Requirements
NSTD-06	0.3	Power System Test Requirements
NSTD-08	0.3	Shelf Integration Test Requirements
NSTD-09	0.3	Shelf Run-In Test Requirements
NSTD-10	0.3	Preparation for Shipment Requirements

Table 1: Applicable Documents

These documents will continue to change on a regular basis.  We will utilize the established Engineering Change Process to control the changes.

Dot Hill will be responsible for developing and implementing the tests described here-in.

The ultimate measure of the validity of these tests is in the process yields at Dot Hill and NetApp as well as the DPPM levels at NetApp customers.  It is Dot Hill’s responsibility to meet the yield and reliability goals stated elsewhere in this contract.

2

3.0      PROCESS TESTING REQUIREMENTS

3.1          Components & FRUs

FRUs shall be tested and meet the requirements that are detailed in specific FRU attachments.  These documents shall serve as the set of requirements that Dot Hill will use to develop their test process.

NSTD-02                IOM

NSTD-04                Midplane

NSTD-05                Dongle

NSTD-06                PSU

In addition to the production go/no-go testing, the same FRU level functional tests will be executed as part of the Return Process.  The test software needs to be sufficiently robust to isolate faults (minimize NTFs at the RCA Step) as well as isolate the defective components if possible. Responsibility for the NTF rate will rely on the effectiveness of these tests.

3.2          Functional Testing

Functional test is part of the production go/no-go testing. The purpose of Functional Testing is to ensure that all components are meeting full functional requirements prior to entering Run-in Test.  All basic functionality will be tested prior to entering Run-In. Refer to NSTD-08 for details. This test may be executed with manual interaction such that things like LED’s and fit can be validated.

3

3.3          Run-In Test

Run-In test is part of the production go/no-go testing. The Run-In test is to be executed after successful completion of Functional Test.  This test is to be run with no manual interaction. This test is intended to serve the following goals:

[***]

3.4          Preparation for Shipment

The step in the test process will make provisions for the appropriate configuration of tested products, which may be shipped directly to NetApp customers from Dot Hill.

Refer to NSTD-10 for details.

A detailed schedule of data collection requirements will be prepared as the test process is more defined.

It is expected that test information including pass/fail status, yield, failure identification, failure paretos, will be available online.  That data can be sorted by lots, time periods, or individual units under test.

4

4      Summary List of Functional and Run-in Testing Elements

•      Process development, implementation and capital equipment to enable test coverage as outlined in Table 2.

[***]

[***]

Table 2: Coverage During FRU Manufacturing and Test

5

•      Automated test data collection and analysis capability to provide [***].

•      Run-in Test Equipment shall be capable of [***] Hard Drive/Shelf testing in an environmentally controlled area [***].

6

EXHIBIT M

ON-SITE SUPPORT REQUIREMENTS

BUYER PLANNER JOB DESCRIPTION

Essential Functions:

•      Plan material and place purchase orders to meet established business goals for NetApp volume manufacturing. Completes reports, monitors inventory levels and supports build schedules

•      Maintains the integrity of all assigned data bases in accordance with established business control procedures and functional policies and procedures

•      May secure quotations from Dot Hill [***].

•      Takes a lead role in working with Engineering or other groups to determine status of rejected Product. Manages the return of rejected Product to Dot Hill, including planning and procurement of replacement material.

•      Communicates to NetApp market conditions for components/commodities within the Product from Dot Hill that may affect the lead-times, market shortages and/or pricing.

•      Responsible for critical material supply management for the Dot Hill Product including appropriate communication and elevation of problems/plans and strategies to NetApp Management

•      , discrepant material, supplier delivery performance and potential cost issues. Maintains daily communication and commitment when Product is on allocation.

•      Reviews Engineering Change Notifications (“ECNs”) for procurement input and action.  Is involved in ECN implementation strategy and execution related to Dot Hill Product.

•      Establishes with NetApp inventory level goals for assigned materials, initiates action for review and disposition of excess material

•      Establishes and tracks Dot Hill on-time delivery goals and metrics

•      Prepares a [***] kanban management report which includes

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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•      Ensure that Dot Hill meets our [***]

•      Serves as the first level escalation path for supply issues.

Requirements:

•      Must be an organized, self-starting, results-oriented individual

•      Must have the ability to multi-task and handle high volume workload

•      Strong written, oral communication & oral presentation skills

•      Excellent problem solving, team building, and decision making

•      Must be Computer literate (Word, Excel, PowerPoint)

•      The individual should be familiar with Oracle or at least like MRP system.

Education:

•      BA/BS degree in Business or related discipline with a minimum of 2-5 years of applicable work experience in Production Procurement or Customer Support

•      CPM certification highly desirable

Onsite [***] SQE Job Responsibilities

The Dot Hill onsite Supplier Quality Engineer (SQE) for [***] will be based in Network Appliance Sunnyvale.  This individual will assume overall lead responsibilities for all quality issues at all NetApp manufacturing locations and act as the primary NetApp quality contact.

NetApp Manufacturing

•      Manage NetApp Line Failures and drive failure analysis (“FA”) (within [***]) and associated corrective actions (“CA”) (within [***]) at Dot Hill’s suppliers.

•      Coordinate Stop Ships, Purges, Quarantines, and Rework

•      Monitor and manage NetApp DPPM and drive change as necessary through Dot Hill’s factory and Dot Hill’s design engineering.

•      Defective Material Review Board (“MRB”) signoff, failure analysis selection coordination and corrective action implementation

•      First article inspection (“FAI”) of changes

•      Proactive communication of known Dot Hill issues

•      Participate in weekly quality conference calls

•      Provide NetApp Line support for Dot Hill issues

•      Coordinate and manage response to NetApp’s Corrective Action Requests (“CARs”) within [***] and implement corrective actions within [***].

•      Coordinate quality related NetApp plant visits / audits of Dot Hill and Dot Hill’s Supplier’s and follow up / report back to NetApp, on closing all actions identified during audit.

NetApp Field / Customers

•      Manage NetApp top Field failure modes

•      Develop Field failure Pareto

•      Customer escalations – coordinate timely failure analysis and corrective action implementation

Weekly Dot Hill/NetApp Defect Reduction team meeting

•      Ensure quality targets are being met at NetApp, Dot Hill and Dot Hill’s suppliers

•      Review NetApp Manufacturing Line DPPM and Pareto

•      Monitor and manage Dot Hill & Dot Hill’s Supplier’s factory DPPM and Pareto – Manufacturing line, Out of Box Audit (“OOBA”), Ongoing Reliability Test (“ORT”)

•      Review NetApp Field Mean Time Between Failure (“MTBF”), Mean Time Between Return (“MTBR”), and failure Pareto

•      Review Dot Hill’s global MTBF, MTBR, and failure Pareto

•      Coordinate and implement defect reduction / continuous improvement at Dot Hill and Dot Hill’s suppliers.

•      Notification and management of Product, process, Approved Vendor List (“AVL”), manufacturing location and test change

•      Review and implementation of NetApp Engineering Change Notification (“ECN”)

•      Manage Quarterly Business Review (“QBRs”) quality issues, drive appropriate improvements, and act as the primary Quality representative at the QBR meetings.

NPI

•      Design Maturity Test (“DMT”) DPPM monitoring, Pareto generation, FA and Corrective action closures

•      Coordinate quality related NetApp plant visits / audits of Dot Hill and Dot Hill’s Supplier’s and follow up / report back to NetApp, on closing all actions identified during audit.

•      Review results of New Product Introduction (“NPI”) builds and provide timely feedback

•      Provide manufacturing status and quality issue status for all builds

Exhibit N

List of NetApp Designated Technology

What	Comment
[***]	[***]

Exhibit O

List of NetApp Other Technology

What	Comment	Royalties Due, if any	Revocation Events or Conditions
[***]	[***]	[***]	[***]

1.             Any royalties due hereunder from Dot Hill to NetApp, to the extent specifically described in the schedule above, for the use of an applicable item of NetApp Other Technology [***].

2.             Notwithstanding anything to the contrary, no royalties shall be due and payable from Dot Hill to NetApp under this Agreement for any products which are sold or otherwise provided by Dot Hill: (i) [***]; (ii) [***]; and/or (iii) [***].

3.’            No later than [***] after the end of each of NetApp’s fiscal quarters during the period that Dot Hill is exercising license rights to those items of NetApp Other Technology for which a royalty is due pursuant to the schedule above, Dot Hill shall provide NetApp with a report showing the number of products for which royalties are due and owing to NetApp during the immediately preceding quarter and the amount of the applicable royalties that are due and payable to NetApp under this Agreement.  Concurrent with the delivery by Dot Hill of this report to NetApp, Dot Hill shall pay the full amount of the royalties in such report to NetApp.

4.             In the event Dot Hill exercises its [***] listed in this Exhibit O, then NetApp shall reasonably cooperate with Dot Hill in identifying any third party intellectual property that Dot Hill will need, and otherwise provide other reasonable assistance to Dot Hill in connection with Dot Hill’s [***].

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[***]	[***]	[***]

CORPORATE

DISASTER RESPONSE AND RECOVERY

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[***]	[***]
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CORPORATE SAFETY

Title:  Corporate Disaster Response and Recovery Policy

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[***]	[***]	[***]	[***]	[***]

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